EXHIBIT 99

            Bank of America Mortgage Loan Purchase and Sale Agreement

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                    MORTGAGE LOAN PURCHASE AND SALE AGREEMENT

            This Mortgage Loan Purchase and Sale Agreement (this "Agreement") is dated and effective as of July 14, 2004, between Bank of America, N.A., as seller (the "Seller" or "Bank of America") and Banc of America Commercial Mortgage Inc., as purchaser (the "Purchaser" or "BACM").

            The Seller desires to sell, assign, transfer and otherwise convey to the Purchaser, and the Purchaser desires to purchase, subject to the terms and conditions set forth below, the multifamily and commercial mortgage loans (the "Mortgage Loans") identified on the schedule annexed hereto as Schedule I (the "Mortgage Loan Schedule") except that the Seller will retain the master servicing rights (the "Servicing Rights") with regard to the Mortgage Loans in its capacity as Master Servicer (as defined below) and shall enter into certain Sub-Servicing Agreements with Sub-Servicers, all as contemplated in the Pooling and Servicing Agreement (as defined below).

            The Purchaser intends to transfer or cause the transfer of the Mortgage Loans to a trust (the "Trust") created pursuant to the Pooling and Servicing Agreement (as defined below). Beneficial ownership of the assets of the Trust (such assets collectively, the "Trust Fund") will be evidenced by a series of commercial mortgage pass-through certificates (the "Certificates"). Certain classes of the Certificates will be rated by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. and/or Moody's Investors Service, Inc. (together, the "Rating Agencies"). Certain classes of the Certificates (the "Registered Certificates") will be registered under the Securities Act of 1933, as amended (the "Securities Act"). The Trust will be created and the Certificates will be issued pursuant to a pooling and servicing agreement to be dated as of July 1, 2004 (the "Pooling and Servicing Agreement"), among BACM, as depositor, Bank of America, as master servicer (the "Master Servicer"), Midland Loan Services, Inc., as special servicer (the "Special Servicer") and Wells Fargo Bank, N.A., as trustee (in such capacity, the "Trustee") and REMIC administrator. Capitalized terms used but not otherwise defined herein have the respective meanings assigned to them in the Pooling and Servicing Agreement.

            BACM intends to sell the Registered Certificates to Banc of America Securities LLC ("BAS"), Bear, Stearns & Co. Inc. ("Bear") and Goldman, Sachs & Co. ("Goldman Sachs" and, collectively with BAS and Bear, the "Underwriters") pursuant to an underwriting agreement, dated as of June 30, 2004 (the "Underwriting Agreement"). BACM intends to sell certain of the remaining Classes of Certificates (the "Non-Registered Certificates") through BAS, as placement agent thereof (the "Placement Agent"), pursuant to a private placement agency agreement dated as of June 30, 2004 (the "Placement Agreement"), between BAS and BACM. The Registered Certificates are more fully described in the prospectus dated June 30, 2004 (the "Basic Prospectus"), and the supplement to the Basic Prospectus dated June 30, 2004 (the "Prospectus Supplement"; and, together with the Basic Prospectus, the "Prospectus"), as each may be amended or supplemented at any time hereafter. The Non-Registered Certificates are more fully described in four private placement memoranda, with one dated June 30, 2004 and three dated July 1, 2004 (the "Memoranda"), as they may be amended or supplemented at any time hereafter.

            The Seller will indemnify the Underwriters and certain related parties with respect to certain disclosure regarding the Mortgage Loans and contained in the Prospectus and certain other disclosure documents and offering materials relating to the Certificates, pursuant to an indemnification agreement, dated as of July 1, 2004 (the "Indemnification Agreement"), among the Seller, the Purchaser and the Underwriters.

            Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

            SECTION 1. Agreement to Purchase.

            The Seller agrees to sell, and the Purchaser agrees to purchase the Mortgage Loans. The closing for the purchase and sale of the Mortgage Loans shall take place on the Closing Date. The purchase price for the Mortgage Loans shall be an amount agreed upon by the parties in a separate writing, which amount includes interest accrued on the Mortgage Loans on or after the Cut-off Date and which amount shall be payable on or about July 14, 2004 in immediately available funds. The Purchaser shall be entitled to all interest accrued on the Mortgage Loans on and after the Cut-off Date and all principal payments received on the Mortgage Loans after the Cut-off Date except for principal and interest payments due and payable on the Mortgage Loans on or before the Cut-off Date, which shall belong to the Seller.

            SECTION 2. Conveyance of the Mortgage Loans.

            (a) Effective as of the Closing Date, subject only to receipt of the purchase price referred to in Section 1 hereof and satisfaction of the other conditions set forth herein, the Seller will transfer, assign, set over and otherwise convey to the Purchaser, without recourse, but subject to the terms and conditions of this Agreement, all the right, title and interest of the Seller in and to the Mortgage Loans (other than the Servicing Rights).

            (b) The Purchaser shall be entitled to receive all scheduled payments of principal and interest due on the Mortgage Loans after the Cut-off Date, and all other recoveries of principal and interest collected thereon after the Cut-off Date (other than scheduled payments of principal and interest due on the Mortgage Loans on or before the Cut-off Date and collected after the Cut-off Date, which shall belong and be promptly remitted to the Seller).

            (c) On or before the Closing Date or within the time periods specified in Section 2.01 of the Pooling and Servicing Agreement, the Seller shall deliver or cause to be delivered to the Purchaser or, if so directed by the Purchaser, to the Trustee or a custodian designated by the Trustee (a "Custodian"), the documents, instruments and agreements required to be delivered by the Purchaser to the Trustee under Section 2.01 of the Pooling and Servicing Agreement, and meeting all the requirements of such Section 2.01, and such other documents, instruments and agreements as the Purchaser or the Trustee shall reasonably request.

            (d) The Seller hereby represents that it has, on behalf of the Purchaser, delivered to the Trustee the Mortgage File for each Mortgage Loan. All Mortgage Files delivered prior to the Closing Date will be held by the Trustee in escrow at all times prior to the Closing Date. Each Mortgage File shall contain the documents set forth in the definition of Mortgage File under the Pooling and Servicing Agreement.

            (e) If the Seller is unable to deliver or cause the delivery of any original Mortgage Note, it may deliver a copy of such Mortgage Note, together with a lost note affidavit, and indemnity, and shall thereby be deemed to have satisfied the document delivery requirements of Section 2(c). If the Seller cannot so deliver, or cause to be delivered, as to any Mortgage Loan, the original or a copy of any of the documents and/or instruments referred to in clauses (ii), (iii), (vi), (viii) and (x) of the definition of "Mortgage File" in the Pooling and Servicing Agreement, with evidence of recording or filing (if applicable, and as the case may be) thereon, solely because of a delay caused by the public recording or filing office where such document or instrument has been delivered for recordation or filing, as the case may be, so long as a copy of such document or instrument, certified by the Seller as being a copy of the document deposited for recording or filing, has been delivered, and then subject to the requirements of Section 4(d), the delivery requirements of Section 2(c) shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File. If the Seller cannot or does not so deliver, or cause to be delivered, as to any Mortgage Loan, the original of any of the documents and/or instruments referred to in clauses (iv) and (v) of the definition of "Mortgage File" in the Pooling and Servicing Agreement, because such document or instrument has been delivered for recording or filing, as the case may be, then subject to Section 4(d), the delivery requirements of Section 2(c) shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File. If the Seller cannot so deliver, or cause to be delivered, as to any Mortgage Loan, the Title Policy solely because such policy has not yet been issued, the delivery requirements of Section 2(c) shall be deemed to be satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File, provided that the Seller, shall have delivered to the Trustee or a Custodian appointed thereby, on or before the Closing Date, a binding commitment for title insurance "marked-up" at the closing of such Mortgage Loan countersigned by the related title company or its authorized agent.

            (f) [Reserved].

            (g) In connection with its assignment of the Mortgage Loans hereunder, the Seller hereby expressly assigns to or at the direction of the Depositor to the Trustee for the benefit of the Certificateholders any and all rights it may have with respect to representations and warranties made by a third party originator with respect to any Mortgage Loan under the mortgage loan purchase agreement between the Seller and such third party originator that originated such Mortgage Loan pursuant to which the Seller originally acquired such Mortgage Loan from such third party originator.

            (h) If and when the Seller is notified of or discovers any error in the Mortgage Loan Schedule attached to this Agreement as to which a Mortgage Loan is affected, the Seller shall promptly amend the Mortgage Loan Schedule and distribute such amended Mortgage Loan Schedule to the parties to the Pooling and Servicing Agreement; provided, however, that the correction or amendment of the Mortgage Loan Schedule by itself shall not be deemed to be a cure of a Material Breach.

            (i) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for the consideration referred to in Section 1 hereof. In connection with the foregoing, the Seller shall cause all of its records to reflect such transfer as a sale (as opposed to a secured loan).

            SECTION 3. Examination of Mortgage Loan Files and Due Diligence Review.

            The Seller shall reasonably cooperate with an examination of the Mortgage Files and Servicing Files for the Mortgage Loans that may be undertaken by or on behalf of the Purchaser. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of such Mortgage Files and/or Servicing Files shall not affect the Purchaser's (or any other specified beneficiary's) right to pursue any remedy available hereunder for a breach of the Seller's representations and warranties set forth in Section 4, subject to the terms and conditions of Section 4(c).

            SECTION 4. Representations, Warranties and Covenants of the Seller.

            (a) The Seller hereby represents and warrants to and for the benefit of the Purchaser as of the Closing Date that:

            (i) The Seller is a national banking association, duly authorized, validly existing and in good standing under the laws of the United States of America.

            (ii) The execution and delivery of this Agreement by the Seller, and the performance of Seller's obligations under this Agreement, will not violate the Seller's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, which default or breach, in the Seller's good faith and commercially reasonable judgment is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or its financial condition.

            (iii) The Seller has the full power and authority to enter into and perform its obligations under this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

            (iv) This Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a valid, legal and binding obligation of the Seller, enforceable against the Seller in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other laws affecting the enforcement of creditors' rights generally and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

            (v) The Seller is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Seller's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

            (vi) No litigation is pending with regard to which the Seller has received service of process or, to the best of the Seller's knowledge, threatened against the Seller which if determined adversely to the Seller would prohibit the Seller from entering into this Agreement, or in the Seller's good faith and reasonable judgment, would be likely to materially and adversely affect either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

            (vii) No consent, approval, authorization or order of, or filing or registration with, any state or federal court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated herein, except for those consents, approvals, authorizations and orders that previously have been obtained and those filings and registrations that previously have been completed, and except for those filings and recordings of Mortgage Loan documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.

            (b) The Seller hereby makes the representations and warranties contained in Schedule II (subject to any exceptions thereto listed on Schedule
IIA) to and for the benefit of the Purchaser as of the Closing Date (or as of such other dates specifically provided in the particular representation and warranty), with respect to (and solely with respect to) each Mortgage Loan.

            (c) Upon discovery of any Material Breach or Material Document Defect, the Purchaser or its designee shall notify the Seller thereof in writing and request that the Seller correct or cure such Material Breach or Material Document Defect. Within 90 days of the earlier of discovery or receipt of written notice by the Seller that there has been a Material Breach or a Material Document Defect (such 90-day period, the "Initial Resolution Period"), the Seller shall (i) cure such Material Breach or Material Document Defect, as the case may be, in all material respects or (ii) repurchase each affected Mortgage Loan (including the CC Subordinate Components, the SS Subordinate Components and the UH Subordinate Components, if applicable) or REO Loan (each, a "Defective Mortgage Loan") at the related Purchase Price in accordance with the terms hereof and, if applicable, the terms of the Pooling and Servicing Agreement, with payment to be made in accordance with the reasonable directions of the Purchaser; provided that if the Seller certifies in writing to the Purchaser (i) that, as evidenced by an accompanying Opinion of Counsel, any such Material Breach or Material Document Defect, as the case may be, does not and will not cause the Defective Mortgage Loan, to fail to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the REMIC Provisions, (ii) that such Material Breach or Material Document Defect, as the case may be, is capable of being corrected or cured but not within the applicable Initial Resolution Period, (iii) that the Seller has commenced and is diligently proceeding with the cure of such Material Breach or Material Document Defect, as the case may be, within the applicable Initial Resolution Period, and (iv) that the Seller anticipates that such Material Breach or Material Document Defect, as the case may be, will be corrected or cured within an additional period not to exceed the Resolution Extension Period (as defined below), then the Seller shall have an additional period equal to the applicable Resolution Extension Period to complete such correction or cure or, failing such, to repurchase the Defective Mortgage Loan; and provided, further, that, if the Seller's obligation to repurchase any Defective Mortgage Loan as a result of a Material Breach or Material Document Defect arises within the three-month period commencing on the Closing Date (or within the two-year period commencing on the Closing Date if the Defective Mortgage Loan is a "defective obligation" within the meaning of
Section 860G(a)(4)(B)(ii) of the Code and Treasury Regulation Section 1.860G-2(f)), and if the Defective Mortgage Loan is still subject to the Pooling and Servicing Agreement, the Seller may, at its option, in lieu of repurchasing such Defective Mortgage Loan (except in the case of the CC Component Mortgage Loan, the SS Component Mortgage Loan and the UH Component Mortgage Loan) (but, in any event, no later than such repurchase would have to have been completed),
(i) replace such Defective Mortgage Loan with one or more substitute mortgage loans that individually and collectively satisfy the requirements of the definition of "Qualifying Substitute Mortgage Loan" set forth in the Pooling and Servicing Agreement, and (ii) pay any corresponding Substitution Shortfall Amount, such substitution and payment to be effected in accordance with the terms of the Pooling and Servicing Agreement. Any such repurchase or replacement of a Defective Mortgage Loan shall be on a whole loan, servicing released basis. The Seller shall have no obligation to monitor the Mortgage Loans regarding the existence of a Material Breach or Material Document Defect, but if the Seller discovers a Material Breach or Material Document Defect with respect to a Mortgage Loan, it will notify the Purchaser.

            For purposes of this Section 4(c), "Resolution Extension Period" shall mean:

            (i) for purposes of remediating a Material Breach with respect to any Mortgage Loan, the 90-day period following the end of the applicable Initial Resolution Period;

            (ii) for purposes of remediating a Material Document Defect with respect to any Mortgage Loan that is not a Specially Serviced Loan at the commencement of, and does not become a Specially Serviced Loan during, the applicable Initial Resolution Period, the period commencing at the end of the applicable Initial Resolution Period and ending on, and including, the earlier of (i) the 90th day following the end of such Initial Resolution Period and (ii) the 45th day following receipt by the Seller of written notice from the Master Servicer or the Special Servicer of the occurrence of any Servicing Transfer Event with respect to such Mortgage Loan subsequent to the end of such Initial Resolution Period;

            (iii) for purposes of remediating a Material Document Defect with respect to any Mortgage Loan that is a not a Specially Serviced Loan as of the commencement of the applicable Initial Resolution Period, but as to which a Servicing Transfer Event occurs during such Initial Resolution Period, the period commencing at the end of the applicable Initial Resolution Period and ending on, and including, the 90th day following receipt by the Seller of written notice from the Master Servicer or the Special Servicer of the occurrence of such Servicing Transfer Event; and

            (iv) for purposes of remediating a Material Document Defect with respect to any Mortgage Loan that is a Specially Serviced Loan as of the commencement of the applicable Initial Resolution Period, zero (-0-) days; provided, however, that if the Seller did not receive written notice from the Master Servicer or the Special Servicer of the relevant Servicing Transfer Event as of the commencement of the applicable Initial Resolution Period, then such Servicing Transfer Event shall be deemed to have occurred during such Initial Resolution Period and the immediately preceding clause (iii) of this definition will be deemed to apply.

            In addition, the applicable Seller shall have an additional 90 days to cure such Material Document Defect or Material Beach, provided that the Seller has commenced and is diligently proceeding with the cure of such Material Document Defect or Material Breach and such failure to cure is solely the result of a delay in the return of documents from the local filing or recording authorities.

            If one or more of the Mortgage Loans constituting a Cross-Collateralized Group are the subject of a Breach or Document Defect, then, for purposes of (i) determining whether such Breach or Document Defect is a Material Breach or Material Document Defect, as the case may be, and (ii) the application of remedies, such Cross-Collateralized Group shall be treated as a single Mortgage Loan.

            If (x) any Mortgage Loan is required to be repurchased or substituted as contemplated in this Section 4(c), (y) such Mortgage Loan is a Crossed-Collateralized Mortgage Loan or part of a portfolio of Mortgaged Properties (that provides that a property may be uncrossed from the other Mortgaged Properties) and (z) the applicable Material Breach or Material Document Defect does not constitute a Material Breach or Material Document Defect, as the case may be, as to any related Crossed-Collateralized Mortgage Loan or applies to only specific Mortgaged Properties included in such portfolio (without regard to this paragraph), then the applicable Material Breach or Material Document Defect (as the case may be) will be deemed to constitute a Material Breach or Material Document Defect (as the case may be) as to any related Crossed-Collateralized Mortgage Loan and to each other Mortgaged Property included in such portfolio and the Seller shall repurchase or substitute for any related Crossed-Collateralized Mortgage Loan in the manner described above unless, in the case of a Material Breach or Material Document Defect, both of the following conditions would be satisfied if the Seller were to repurchase or substitute for only the affected Crossed-Collateralized Mortgage Loans or affected Mortgaged Properties as to which a Material Breach or Material Document Defect had occurred without regard to this paragraph: (i) the debt service coverage ratio for any remaining Cross-Collateralized Mortgage Loans or Mortgaged Properties for the four calendar quarters immediately preceding the repurchase or substitution is not less than the greater of (a) the debt service coverage ratio immediately prior to the repurchase, (b) the debt service coverage ratio on the Closing Date, and (c) 1.25x and (ii) the loan-to-value ratio for any remaining Crossed-Collateralized Mortgage Loans or Mortgaged Properties is not greater than the lesser of (a) the loan-to-value ratio immediately prior to the repurchase, (b) the loan-to-value ratio on the Closing Date, and (c) 75%. In the event that both of the conditions set forth in the preceding sentence would be satisfied, the Seller may elect either to repurchase or substitute for only the affected Crossed-Collateralized Mortgage Loan or Mortgaged Properties as to which the Material Breach or Material Document Defect exists or to repurchase or substitute for the aggregate Crossed-Collateralized Mortgage Loans or Mortgaged Properties.

            To the extent that the Seller repurchases or substitutes for an affected Cross-Collateralized Mortgage Loan or Mortgaged Property in the manner prescribed above while the Trustee continues to hold any related Cross-Collateralized Mortgage Loans, the Seller and the Depositor shall either uncross the repurchased Cross-Collateralized Loan or affected Mortgaged Property or, in the case of a Cross-Collateralized Loan, to forbear from enforcing any remedies against the other's Primary Collateral (as defined below), but each is permitted to exercise remedies against the Primary Collateral securing its respective affected Cross-Collateralized Mortgage Loans or Mortgaged Properties, including, with respect to the Trustee, the Primary Collateral securing Mortgage Loans still held by the Trustee, so long as such exercise does not impair the ability of the other party to exercise its remedies against its Primary Collateral. If the exercise of remedies by one party would impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Cross-Collateralized Mortgage Loans or Mortgaged Properties held by such party, then both parties shall forbear from exercising such remedies until the related Mortgage Loan documents can be modified to remove the threat of impairment as a result of the exercise of remedies. "Primary Collateral" shall mean the Mortgaged Property directly securing a Cross-Collateralized Mortgage Loan excluding, however, any Mortgage Property as to which the related lien may only be foreclosed upon by exercise of cross-collateralization of such loans.

            Whenever one or more mortgage loans are substituted for a Defective Mortgage Loan as contemplated by this Section 4(c), the Seller shall (i) deliver the related Mortgage File for each such substitute mortgage loan to the Purchaser or its designee, (ii) certify that such substitute mortgage loan satisfies or such substitute mortgage loans satisfy, as the case may be, all of the requirements of the definition of "Qualifying Substitute Mortgage Loan" set forth in the Pooling and Servicing Agreement and (iii) send such certification to the Purchaser or its designee. No mortgage loan may be substituted for a Defective Mortgage Loan as contemplated by this Section 4(c) if the Defective Mortgage Loan to be replaced was itself a Replacement Mortgage Loan, in which case, absent correction or cure, in all material respects, of the relevant Material Breach or Material Document Defect, the Defective Mortgage Loan will be required to be repurchased as contemplated hereby. Monthly Payments due with respect to each Replacement Mortgage Loan (if any) after the related date of substitution, and Monthly Payments due with respect to each Defective Mortgage Loan (if any) after the Cut-off Date (or, in the case of a Replacement Mortgage Loan, after the date on which it is added to the Trust Fund) and on or prior to the related date of repurchase or replacement, shall belong to the Purchaser and its successors and assigns. Monthly Payments due with respect to each Replacement Mortgage Loan (if any) on or prior to the related date of substitution, and Monthly Payments due with respect to each Defective Mortgage Loan (if any) after the related date of repurchase or replacement, shall belong to the Seller.

            If any Defective Mortgage Loan is to be repurchased or replaced as contemplated by this Section 4, the Seller shall amend the Mortgage Loan Schedule attached to this Agreement to reflect the removal of the Defective Mortgage Loan and, if applicable, the substitution of the related Replacement Mortgage Loan(s) and shall forward such amended schedule to the Purchaser.

            Except as set forth in Section 4(f), it is understood and agreed that the obligations of the Seller set forth in this Section 4(c) to cure a Material Breach or a Material Document Defect or repurchase or replace the related Defective Mortgage Loan(s), constitute the sole remedies available to the Purchaser with respect to any Breach or Document Defect.

            It shall be a condition to any repurchase or replacement of a Defective Mortgage Loan by the Seller pursuant to this Section 4(c) that the Purchaser shall have executed and delivered such instruments of transfer or assignment then presented to it by the Seller, in each case without recourse, as shall be necessary to vest in the Seller the legal and beneficial ownership of such Defective Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto ), to the extent that such ownership interest was transferred to the Purchaser hereunder.

            (d) Subject to the specific delivery requirements set forth in the Pooling and Servicing Agreement, if the Seller cannot deliver on the Closing Date any document that is required to be part of the Mortgage File for any Mortgage Loan, then:

            (i) the Seller shall use diligent, good faith and commercially reasonable efforts from and after the Closing Date to obtain, and deliver to the Purchaser or its designee, all documents missing from such Mortgage File that were required to be delivered by the Seller;

            (ii) the Seller shall provide the Purchaser with periodic reports regarding its efforts to complete such Mortgage File, such reports to be made on the 90th day following the Closing Date and every 90 days thereafter until the Seller has delivered to the Purchaser or its designee all documents required to be delivered by the Seller as part of such Mortgage File;

            (iii) upon receipt by the Seller from the Purchaser or its designee of any notice of any remaining deficiencies to such Mortgage File as of July 1, 2004, the Seller shall reconfirm its obligation to complete such Mortgage File and to correct all deficiencies associated therewith, and, if it fails to do so within 45 days after its receipt of such notice, the Seller shall deliver to the Purchaser or its designee a limited power of attorney (in a form reasonably acceptable to the Seller and the Purchaser) permitting the Purchaser or its designee to execute all endorsements (without recourse) and to execute and, to the extent contemplated by the Pooling and Servicing Agreement, record all instruments or transfer and assignment with respect to the subject Mortgage Loan, together with funds reasonably estimated by the Purchaser to be necessary to cover the costs of such recordation;

            (iv) the Seller shall reimburse the Purchaser and all parties under the Pooling and Servicing Agreement for any out-of-pocket costs and expenses resulting from the Seller's failure to deliver all documents required to be part of such Mortgage File on the Closing Date; and

            (v) the Seller shall otherwise use commercially reasonable efforts to cooperate with the Purchaser and any parties under the Pooling and Servicing Agreement in any remedial efforts for which a Document Defect with respect to such Mortgage File would otherwise cause a delay.

            (e) [Reserved].

            (f) With respect to any action taken concerning "due-on-sale" or a "due-on-encumbrance" clause as set forth in Section 3.08(a) of the Pooling and Servicing Agreement or a defeasance, any fees or expenses related thereto, including any fee charged by a Rating Agency that is rendering a written confirmation, to the extent that the related Mortgage Loan documents do not permit the lender to require payment of such fees and expenses from the Mortgagor and the Master Servicer or the Special Servicer, as applicable, has requested that the related Mortgagor pay such fees and expenses and such Mortgagor refuses to do so, shall be paid by the Seller.

            SECTION 5. Representations, Warranties and Covenants of the
Purchaser.

            The Purchaser, as of the Closing Date, hereby represents and warrants to, and covenants with, the Seller that:

            (i) The Purchaser is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware.

            (ii) No consent, approval, authorization or order of, or filing or registration with, any state or federal court or governmental agency or body is required for the consummation by the Purchaser of the transactions contemplated herein, except for those consents, approvals, authorizations and orders that previously have been obtained and those filings and registrations that previously have been completed, and except for those filings of Mortgage Loan documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.

            (iii) The execution and delivery of this Agreement by the Purchaser, and the performance and compliance with the terms of this agreement by the Purchaser, will not violate the Purchaser's certificate of incorporation or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

            (iv) The Purchaser has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

            (v) This Agreement, assuming due authorization, execution and delivery by the Seller, constitutes a valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

            (vi) The Purchaser is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Purchaser's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

            (vii) No litigation is pending with regard to which the Purchaser has received service of process or, to the best of the Purchaser's knowledge, threatened against the Purchaser which would prohibit the Purchaser from entering into this Agreement or, in the Purchaser's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

            (viii) The Purchaser has not dealt with any broker, investment banker, agent or other person, other than the Underwriters and their affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby.

            SECTION 6. Accountants' Letters.

            The parties hereto shall cooperate with Deloitte & Touche LLP (the "Accountants") in making available all information and taking all steps reasonably necessary to permit the Accountants to deliver the letters required by the Underwriting Agreement.

            SECTION 7. Closing.

            The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Cadwalader, Wickersham & Taft LLP, 227 West Trade Street, Suite 2400, Charlotte, North Carolina 28202 at 10:00 a.m., Charlotte time, on the Closing Date.

            The Closing shall be subject to each of the following conditions, which can only be waived or modified by mutual consent of the parties hereto.

            (i) All of the representations and warranties of the Seller and of the Purchaser specified in Sections 4 and 5 hereof shall be true and correct as of the Closing Date;

            (ii) All documents specified in Section 8 of this Agreement (the "Closing Documents"), in such forms as are agreed upon and reasonably acceptable to the Purchaser and Seller, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

            (iii) The Seller shall have delivered and released to the Purchaser, the Trustee or a Custodian, or the Master Servicer shall have received to hold in trust pursuant to the Pooling and Servicing Agreement, as the case may be, all documents and funds required to be so delivered pursuant to Sections 2(c), 2(d) and 2(e) hereof;

            (iv) The result of any examination of the Mortgage Files and Servicing Files for the Mortgage Loans performed by or on behalf of the Purchaser pursuant to Section 3 hereof shall be satisfactory to the Purchaser in its reasonable determination;

            (v) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with, and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

            (vi) The Seller (or an affiliate thereof) shall have paid or agreed to pay all fees, costs and expenses payable to the Purchaser or otherwise pursuant to this Agreement; and

            (vii) Neither the Placement Agreement nor the Underwriting Agreement shall have been terminated in accordance with its terms.

            Both parties agree to use their commercially reasonable best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

            SECTION 8. Closing Documents.

            (a) The Closing Documents shall consist of the following, and can only be waived and modified by mutual consent of the parties hereto:

            (b) This Agreement, duly executed and delivered by the Purchaser and the Seller, and the Pooling and Servicing Agreement, duly executed and delivered by the Purchaser and all the other parties thereto; and

            (c) An Officer's Certificate executed by an authorized officer of the Seller, in his or her individual capacity, and dated the Closing Date, upon which the Underwriters and BACM may rely, attaching thereto as exhibits the organizational documents of the Seller; and

            (d) Certificate of good standing regarding the Seller from Comptroller of the Currency, dated not earlier than 30 days prior to the Closing Date; and

            (e) A certificate of the Seller, executed by an executive officer or authorized signatory of the Seller and dated the Closing Date, and upon which the Purchaser and the Underwriters may rely to the effect that (i) the representations and warranties of the Seller in the Agreement are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof, and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part required under the Agreement to be performed or satisfied at or prior to the date hereof; and

            (f) A written opinion of counsel for the Seller, subject to such reasonable assumptions and qualifications as may be requested by counsel for the Seller each as reasonably acceptable to counsel for the Purchaser and the Underwriters, dated the Closing Date and addressed to the Purchaser, the Underwriters, the Trustee and each Rating Agency any other opinions of counsel for the Seller reasonably requested by the Rating Agencies in connection with the issuance of the Certificates; and

            (g) Any other opinions of counsel for the Seller reasonably requested by the Rating Agencies in connection with the issuance of the Certificates; and

            (h) Such further certificates, opinions and documents as the Purchaser may reasonably request; and

            (i) The Indemnification Agreement, duly executed by the respective parties thereto; and

            (j) One or more comfort letters from the Accountants dated the date of any preliminary Prospectus Supplement, Prospectus Supplement and Memoranda respectively, and addressed to, and in form and substance acceptable to the Purchaser and the Underwriters in the case of the preliminary Prospectus Supplement and the Prospectus Supplement and to the Purchaser and the Placement Agent in the case of the Memoranda stating in effect that, using the assumptions and methodology used by the Purchaser, all of which shall be described in such letters, they have recalculated such numbers and percentages relating to the Mortgage Loans set forth in any preliminary Prospectus Supplement, the Prospectus Supplement and the Memoranda, compared the results of their calculations to the corresponding items in any preliminary Prospectus Supplement, the Prospectus Supplement and the Memoranda, respectively, and found each such number and percentage set forth in any preliminary Prospectus Supplement, the Prospectus Supplement and the Memoranda, respectively, to be in agreement with the results of such calculations.

            SECTION 9. Costs.

            The parties hereto acknowledge that all costs and expenses (including the fees of the attorneys) incurred in connection with the transactions contemplated hereunder (including without limitation, the issuance of the Certificates as contemplated by the Pooling and Servicing Agreement) shall be allocated and as set forth in a separate writing between the parties.

            SECTION 10. Notices.

            All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed, by registered mail, postage prepaid, by overnight mail or courier service, or transmitted by facsimile and confirmed by a similar mailed writing, if to the Purchaser, addressed to Banc of America Commercial Mortgage Inc., 214 North Tryon Street, NC1-027-21-02, Charlotte, North Carolina 28255, Attention:
David Gertner, telecopy number: (704) 386-1094, or such other address as may hereafter be furnished to the Seller in writing by the Purchaser; if to the Seller, addressed to Bank of America, N.A., 214 North Tryon Street, NC1-027-21-02, Charlotte, North Carolina 28255, Attention: Stephen Hogue, telecopy number: (704) 386-3215, or to such other addresses as may hereafter be furnished to the Purchaser by the Seller in writing.

            SECTION 11. Representations, Warranties and Agreements to Survive Delivery.

            All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser or, at the direction of the Purchaser, to the Trustee.

            SECTION 12. Severability of Provisions.

            Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

            SECTION 13. Counterparts.

            This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

            SECTION 14. GOVERNING LAW.

            THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES (OTHER THAN TITLE 14 OF ARTICLE 5 OF THE NEW YORK GENERAL OBLIGATIONS LAW, PURSUANT TO WHICH THE PARTIES HERETO HAVE CHOSEN THE LAWS OF THE STATE OF NEW YORK AS THE GOVERNING LAW OF THIS AGREEMENT). TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, EACH OF THE PURCHASER AND THE SELLER HEREBY IRREVOCABLY
(I) SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE AND FEDERAL COURTS SITTING IN NEW YORK CITY WITH RESPECT TO MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT; (II) AGREES THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURTS; (III) WAIVES, TO THE FULLEST POSSIBLE EXTENT, THE DEFENSE OF AN INCONVENIENT FORUM; AND (IV) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

            SECTION 15. Further Assurances.

            The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

            SECTION 16. Successors and Assigns.

            The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. In connection with its transfer of the Mortgage Loans to the Trust as contemplated by the recitals hereto, the Purchaser shall have the right to assign its rights and obligations under this Agreement to the Trustee for the benefit of the Certificateholders. To the extent of any such assignment, the Trustee or its designee (including, without limitation, the Special Servicer) shall be deemed to be the Purchaser hereunder with the right for the benefit of the Certificateholders to enforce the obligations of the Seller under this Agreement as contemplated by Section 2.03 of the Pooling and Servicing Agreement. In connection with the transfer of any Mortgage Loan by the Trust as contemplated by the terms of the Pooling and Servicing Agreement, the Trustee, for the benefit of the Certificateholders, is expressly authorized to assign its rights and obligations under this Agreement, in whole or in part, to the transferee of such Mortgage Loan. To the extent of any such assignment, such transferee shall be deemed to be the Purchaser hereunder (but solely with respect to such Mortgage Loan that was transferred to it). Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser, and their permitted successors and assigns.

            SECTION 17. Amendments.

            No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party against whom such waiver or modification is sought to be enforced.

            SECTION 18. Intention Regarding Conveyance of Mortgage Loans.

            The parties hereto intend that the conveyance by the Seller agreed to be made hereby shall be, and be construed as a sale by the Seller of all of the Seller's right, title and interest in and to the Mortgage Loans. It is, further, not intended that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, as the case may be. However, in the event that notwithstanding the intent of the parties, the Mortgage Loans are held to be property of the Seller, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans, then it is intended that, (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; and (ii) the conveyance provided for in this Section shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of its right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to
(A) the Mortgage Notes, the Mortgages, any related insurance policies and all other documents in the related Mortgage Files, (B) all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof (other then scheduled payments of interest and principal due on or before the Cut-off Date) and (C) all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, whether in the form of cash, instruments, securities or other property. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement. In connection herewith, the Purchaser shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction.

            SECTION 19. Cross-Collateralized Mortgage Loans.

            Notwithstanding anything herein to the contrary, it is hereby acknowledged that certain groups of Mortgage Loans are, in the case of each such particular group of Mortgage Loan (each a "Cross-Collateralized Group"), by their terms, cross-defaulted and cross-collateralized. Each Cross-Collateralized Group is identified on the Mortgage Loan Schedule. For purposes of reference, the Mortgaged Property that relates or corresponds to any of the Mortgage Loans referred to in this Section 19 shall be the property identified in the Mortgage Loan Schedule as corresponding thereto. The provisions of this Agreement, including without limitation, each of the representations and warranties set forth in Schedule II hereto and each of the capitalized terms used but not defined herein but defined in the Pooling and Servicing Agreement, shall be interpreted in a manner consistent with this Section 19. In addition, if there exists with respect to any Cross-Collateralized Group only one original of any document referred to in the definition of "Mortgage File" in this Agreement and in the Pooling and Servicing Agreement and covering all the Mortgage Loans in such Cross-Collateralized Group, then the inclusion of the original of such document in the Mortgage File for any of the Mortgage Loans in such Cross-Collateralized Group shall be deemed an inclusion of such original in the Mortgage File for each such Mortgage Loan. "Cross-Collateralized Mortgage Loan" shall mean any Mortgage Loan that is cross-collateralized and cross-defaulted with one or more other Mortgage Loans.

            SECTION 20. Entire Agreement.

            Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

            SECTION 21. WAIVER OF TRIAL BY JURY.

            THE PARTIES HERETO HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

            SECTION 22. Miscellaneous.

            Notwithstanding any contrary provision of this Agreement or the Pooling and Servicing Agreement, the Purchaser shall not consent to any amendment of the Pooling and Servicing Agreement which will increase the obligations of, or otherwise materially adversely affect the Seller without the consent of the Seller.

                   [SIGNATURES COMMENCE ON THE FOLLOWING PAGE]

            IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.


                                        BANK OF AMERICA, N.A.


                                        By:   /s/ Stephen L. Hogue
                                           -------------------------------------
                                           Name:  Stephen L. Hogue
                                           Title: Principal


                                        BANC OF AMERICA COMMERCIAL MORTGAGE INC.


                                        By:   /s/ Nidhi Kapila
                                           -------------------------------------
                                           Name:  Nidhi Kapila
                                           Title: Vice President

                                          SCHEDULE I

                                    MORTGAGE LOAN SCHEDULE



Sequence    Loan
 Number    Number                          Property Name
--------   ------   ------------------------------------------------------------
       1    57998   Quarters at Memorial
       2    58006   Golf Villas at Oro Valley
       3    58103   GrandMarc at Seven Corners
       4    58015   Woodlawn Gardens
       5    57963   Aspen Apartments
       6    58026   River Pointe Apartments
       7    57978   Lexington Park Apartments
       8     8190   Orchards at Collierville
       9    58095   Silver Tree Apartments
      10    57330   Fairway Ridge Apartments
      11    58016   Williamstown Apartments
      12    55800   CLK - Ashford Place Apartments
      13     8547   Bowling Green Apartments
      14     8838   Mission Trace Apartments
      15     8844   Landmark Apartments - Tallahassee, FL
      16    58106   89-95 Park Drive Apartments
      17     8267   Cordova Court
      18    58000   Times Square Townhomes
      19    57943   Cameron Park Apartments
      20     7343   Pavilion Heights Apartments
      21     8828   Greentree Apartments - Pasadena, TX
      22    57582   Milford Plaza
      23    58014   The Shops at Camp Lowell
      24     8356   Centennial Plaza
      25    57952   Foothill Park Plaza
      26    57968   Promenade at Red Cliff
      27    57983   Mountain View Marketplace
      28    57986   Shoppes at Broad Street
      29    57927   Boston Commons Plaza
      30    57964   Columbus Corners Shopping Center
      31     8530   Paseo Plaza - Las Vegas, NV
      32    57685   Kirby Richmond Shopping Center
      33    58092   Sterling Pointe Shopping Center
      34    57741   Sunrise Place
      35     6033   Oakley Town Center
      36    57949   Walgreens - Nashville, TN
      37     6461   Advocate Health Building
      38     6981   Calvine Corners Shopping Center
      39     8948   Walgreens Chalmette
      40     8658   North Meridian Retail Center
      41    57990   Calpine Center
      42    57984   17 State Street
      43    57999   369 Lexington Avenue
      44     8304   The Pines Corporate Center

    45.1    57815   University Office Plaza II
    45.2    57815   University Office Plaza I
      45    57815   University Office Plaza I and II (Roll Up)

      46    57913   Woodland Park Plaza Office Building
      47     6381   6500 Linderson
      48    57829   West Houston Medical Center
      49    57969   T-Mobile Customer Care Center
      50    55598   Nextel Office Building - Temple, TX
      51    57917   Wilshire-Kenmore Building
      52    57823   Columbia Medical Center - Plano
      53    57686   4120 International Business Park VIII
      54    58037   Cingular Wireless Office Building
      55    58021   Hancock Medical Buidling
      56    57821   Las Colinas Medical Center I
      57     8158   Goodyear Financial Center
      58     9149   US Bank Building - Bedford, OH
      59    57787   Quail Business Park
      60    57910   Plumas Quail Office Park
      61     8769   Summit Medical Plaza
      62     6942   Layton Market Office
      63     8937   Lakepoint Office Center
      64    57893   Womens Pavillion
      65    58036   Ashworth Distribution Facility
      66    57388   TNT Logistics Warehouse - Moody, AL
      67     8662   Wynn Office & Warehouse
      68    58229   Sun Communities - Scio Farms

    69.1    58227   Sun Communities Portfolio 9 - Silver Star
    69.2    58227   Sun Communities Portfolio 9 - Candlewick Court
    69.3    58227   Sun Communities Portfolio 9 - Lincoln Estates
    69.4    58227   Sun Communities Portfolio 9 - Holly Village/Hawaiian Gardens
      69    58227   Sun Communities Portfolio 9 (Roll Up)

      70    57989   St. Clair Estates Manufactured Home Community

    71.1    58226   Sun Communities Portfolio 8 - Liberty Farms
    71.2    58226   Sun Communities Portfolio 8 - West Glen Village
      71    58226   Sun Communities Portfolio 8 (Roll Up)
      72    58225   Sun Communities - Arbor Terrace
                    Sub-Total Crossed Loans

      73    57803   Kellam - Foxwood Village Manufactured Home Community
      74    57650   MHC Portfolio - Greenwood Village
      75    57598   Continental Communities - Hickory Hills MHC
      76    57656   MHC Portfolio - Rancho Mesa
      77     8403   Thunderbird MHC
      78    57665   MHC Portfolio - Oak Bend
      79    57667   MHC Portfolio - Southern Palms RV Resort
      80    57639   MHC Portfolio - Countryside RV Resort
      81    57716   Pine Meadows Mobile Home Park
      82    57658   MHC Portfolio - McNicol Place
      83     8448   Southeast MHC - Camp Springs, MD
      84    57603   Continental Communities - Timber Valley MHC

    85.1    57367   U-Haul Center of Central Avenue
    85.2    57367   U-Haul Center of Newington
    85.3    57367   U-Haul Center of Naperville
    85.4    57367   U-Haul Storage Rainbow
    85.5    57367   U-Haul Center Hunters Creek
    85.6    57367   U-Haul Center Bruckner & 138Th St.
    85.7    57367   U-Haul Center of Grapevine
    85.8    57367   U-Haul Center West Craig Rd
    85.9    57367   U-Haul Center Kirkman Road
   85.10    57367   U-Haul Center of Crystal Lake
   85.11    57367   U-Haul Storage Colonial Blvd
   85.12    57367   U-Haul - Highway 6 South
   85.13    57367   U-Haul Center of Fox Valley
   85.14    57367   U-Haul Center Chantilly
   85.15    57367   U-Haul - Cool Springs
   85.16    57367   U-Haul Center Gandy Blvd
   85.17    57367   U-Haul Center Tollway
   85.18    57367   U-Haul Center Kennesaw
   85.19    57367   U-Haul Center Ocoee
   85.20    57367   U-Haul Center Nellis Blvd
   85.21    57367   U-Haul Center of Alsip
   85.22    57367   U-Haul Center John T. White
   85.23    57367   U-Haul Center Chamber Road
   85.24    57367   U-Haul Bell Rd and Grand
   85.25    57367   U-Haul Center Merrillville
   85.26    57367   U-Haul Storage Highway 85
   85.27    57367   U-Haul Center Dumfries
   85.28    57367   U-Haul Center Gatorland
   85.29    57367   U-Haul Center Orange City
   85.30    57367   U-Haul Center Cave Creek
   85.31    57367   U-Haul Highlands Ranch
   85.32    57367   U-Haul Center Prescott
   85.33    57367   U-Haul Center Las Vegas Blvd.
   85.34    57367   U-Haul Storage Fountain Hills
   85.35    57367   U-Haul Center Of Lenexa
   85.36    57367   U-Haul Center Stoughton
   85.37    57367   U-Haul Center Slaughter Lane
   85.38    57367   U-Haul Center Lake Mary
   85.39    57367   U-Haul Center of Lewisville
   85.40    57367   U-Haul Center I-17 & Deer Valley
   85.41    57367   U-Haul - O' Fallon
   85.42    57367   U-Haul Center Henderson
   85.43    57367   U-Haul Center of Semoran
   85.44    57367   U-Haul Center Anthem Way
   85.45    57367   U-Haul Center of Pleasant Hill
   85.46    57367   U-Haul Center of Arlington
   85.47    57367   U-Haul Center of Mckinney
   85.48    57367   U-Haul Center of Conyers
   85.49    57367   U-Haul Center of League City
   85.50    57367   U-Haul - Gastonia
   85.51    57367   U-Haul Center Katy
   85.52    57367   U-Haul Center St Peters
   85.53    57367   U-Haul Center of Key Largo
   85.54    57367   U-Haul - Highway 290
   85.55    57367   U-Haul Center Buckley Road
   85.56    57367   U-Haul Center 87Th & Bell
   85.57    57367   U-Haul Center of Highway 124
   85.58    57367   U-Haul Center Cen-Tex
   85.59    57367   U-Haul Center & Storage of Montana
   85.60    57367   U-Haul Center Mandarin
   85.61    57367   U-Haul Center of Maitland
   85.62    57367   U-Haul Center Apple Valley
   85.63    57367   U-Haul Center Potomic Mills
   85.64    57367   U-Haul Center at Kingsley & Jupiter
   85.65    57367   U-Haul Center Barksdale
   85.66    57367   U-Haul Storage Oxford
   85.67    57367   U-Haul Center Rio Rancho
   85.68    57367   U-Haul Center Anthem RV
   85.69    57367   U-Haul Center Northern Lights
   85.70    57367   U-Haul Storage Hylton Road
   85.71    57367   U-Haul - Stillwater
   85.72    57367   U-Haul Center Montgomery Park
   85.73    57367   U-Haul Center of Southpark
   85.74    57367   U-Haul Storage South 40th Street
   85.75    57367   U-Haul Center of DeSoto
   85.76    57367   U-Haul Center Government Street
   85.77    57367   U-Haul Center South Cobb & I-285
   85.78    57367   U-Haul Storage Hattiesburg
      85    57367   U-Haul Portfolio (Roll Up)

    86.1    58029   Extra Space Storage - Foxboro
    86.2    58029   Extra Space Storage - Hudson
    86.3    58029   Extra Space Storage - Worcester
    86.4    58029   Extra Space Storage - Auburn
    86.5    58029   Extra Space Storage - Brockton
    86.6    58029   Extra Space Storage - Parlin
    86.7    58029   Extra Space Storage - Pittsburgh
    86.8    58029   Extra Space Storage - Kennedy Township
    86.9    58029   Extra Space Storage - Stoughton
      86    58029   Extra Space Storage - East One Portfolio (Roll Up)

    87.1    58027   Extra Space Storage - Raynham
    87.2    58027   Extra Space Storage - Doylestown
    87.3    58027   Extra Space Storage - Glen Rock
    87.4    58027   Extra Space Storage - Lyndhurst
    87.5    58027   Extra Space Storage - Fontana
    87.6    58027   Extra Space Storage - Merrimack
      87    58027   Extra Space Storage - ESP5 Portfolio (Roll Up)

      88    57627   Anchor Self Storage and Industrial Park
      89    57930   Storage USA - Crossroads
      90     8014   Capitol Self Storage
      91     8320   Stadium Storage
      92    57912   Shurgard - Rancho San Diego
      93    58045   Storage Connection
      94    57468   Doubletree Surfcomber Hotel
--------   ------   ------------------------------------------------------------
                    Total



Sequence                                                                                                       Zip      Mortgage
 Number                             Street Address                                   City          State       Code     Rate (%)
--------   -----------------------------------------------------------------   ----------------   --------   --------   --------
       1   3003 Memorial Court                                                 Houston               TX         77007      4.902%
       2   10950 N. La Canada Drive                                            Tucson                AZ         85737      5.075%
       3   1849 Washington Avenue South                                        Minneapolis           MN         55454      5.193%
       4   535 Woodlawn Avenue                                                 Chula Vista           CA         91910      5.291%
       5   425 Riverbend Parkway                                               Athens                GA         30605      4.410%
       6   8310 Indian Head Highway                                            Fort Washington       MD         20744      4.810%
       7   9060 East 39th Place                                                Indianapolis          IN         46235      5.280%
       8   400 Orchard Circle West                                             Collierville          TN         38017      5.751%
       9   100 North River Drive                                               Atlanta               GA         30350      4.220%
      10   101 Fairway Ridge                                                   Aiken                 SC         29803      5.250%
      11   9200 Bissonnet Street                                               Houston               TX         77074      4.186%
      12   2190 Memorial Drive                                                 Clarksville           TN         37043      5.695%
      13   3310 East Spring Street                                             Seattle               WA         98122      6.057%
      14   3801 Mission Trace Boulevard                                        Tallahassee           FL         32303      5.152%
      15   2125 Jackson Bluff Road                                             Tallahassee           FL         32304      5.407%
      16   89-95 Park Drive                                                    Boston                MA         02215      5.293%
      17   900 Westgate Drive                                                  Bossier City          LA         71112      5.954%
      18   1911-1940 Times Square Way and 1204-1233 Broad Way and Queens Way   West Fargo            ND         58078      5.330%
      19   2702 Industrial Drive                                               Bowling Green         KY         42101      5.290%
      20   219 East 7th Street                                                 Bloomington           IN         47408      5.630%
      21   502 East Beltway 8                                                  Pasadena              TX         77503      4.800%
      22   200 Cherry Street                                                   Milford               CT         06460      5.460%
      23   3275 North Swan Road                                                Tucson                AZ         85712      5.960%
      24   1401-1465 West Lake Street                                          Addison               IL         60101      6.000%
      25   140 West Foothill Boulevard                                         Monrovia              CA         91016      5.471%
      26   245 Red Cliffs Drive                                                St. George            UT         84790      4.290%
      27   3131 East Thunderbird Road                                          Phoenix               AZ         85032      5.680%
      28   1841 -1929 E Broad Street                                           Statesville           NC         28625      5.102%
      29   800 Boston Road                                                     Springfield           MA         01119      5.360%
      30   104-326 Columbus Corners Drive                                      Whiteville            NC         28472      5.500%
      31   2600, 2610 & 2650 West Sahara Avenue                                Las Vegas             NV         89102      5.100%
      32   3443 Kirby Drive                                                    Houston               TX         77098      6.510%
      33   2300 Treasury Drive                                                 Cleveland             TN         37323      5.968%
      34   425 S. Sunrise Way                                                  Palm Springs          CA         92262      5.889%
      35   2515-2591 Main Street                                               Oakley                CA         94561      5.521%
      36   2500 Gallatin Avenue                                                Nashville             TN         37206      5.421%
      37   6400 West North Avenue                                              Chicago               IL         60639      5.674%
      38   8339-8345 and 8359 Elk Grove-Florin Road                            Sacramento            CA         94829      4.924%
      39   100 West Judge Perez Drive                                          Chalmette             LA         70043      4.970%
      40   1100 North Meridian                                                 Puyallup              WA         98371      5.250%
      41   717 Texas Avenue                                                    Houston               TX         77002      5.232%
      42   17 State Street                                                     New York              NY         10004      5.247%
      43   369 Lexington Avenue                                                New York              NY         10017      4.400%
      44   7211-7391 West Charleston Boulevard                                 Las Vegas             NV         89117      5.587%

    45.1   3705 Quakerbridge Road                                              Hamilton              NJ         08619
    45.2   3635 Quakerbridge Road                                              Hamilton              NJ         08619
      45   Multiple                                                            Hamilton              NJ         08619      5.542%

      46   11490 Westheimer Road                                               Houston               TX         77077      5.384%
      47   6500 Linderson Way SW                                               Tumwater              WA         98501      5.885%
      48   12121 Richmond Avenue                                               Houston               TX         77082      5.743%
      49   2999 SW 6th Street                                                  Redmond               OR         97756      5.616%
      50   1600 Eberhardt Road                                                 Temple                TX         76504      6.090%
      51   3345 Wilshire Boulevard                                             Los Angeles           CA         90010      5.510%
      52   1600 Coit Road                                                      Plano                 TX         75075      5.743%
      53   4120 International Parkway                                          Carrollton            TX         75007      5.890%
      54   4455 American Way                                                   Baton Rouge           LA         70816      4.900%
      55   25150 Hancock Avenue                                                Murrietta             CA         92562      5.754%
      56   6750 N. MacArthur Boulevard                                         Irving                TX         75039      5.743%
      57   250 North Litchfield Road                                           Goodyear              AZ         85338      6.000%
      58   17500 Rockside Road                                                 Bedford               OH         44146      5.219%
      59   5301 Longley Lane                                                   Reno                  NV         89511      5.500%
      60   1855 - 1895 Plumas Street                                           Reno                  NV         89509      5.800%
      61   1000 South Rainbow Boulevard                                        Las Vegas             NV         89145      6.248%
      62   1916 North 700 West                                                 Layton                UT         84037      6.050%
      63   29001-29029 Upper Bear Creek Road                                   Evergreen             CO         80439      5.920%
      64   3240 Fort Worth                                                     Corpus Christi        TX         78411      5.116%
      65   4010 Oceanside Boulevard                                            Oceanside             CA         92056      5.000%
      66   2415 US Highway 78                                                  Moody                 AL         35004      4.978%
      67   4625 Wynn Road                                                      Las Vegas             NV         89103      6.084%
      68   6655 Jackson Rd.                                                    Ann Arbor             MI         48103      5.320%

    69.1   2530 N. Hiawassee Rd                                                Orlando               FL         32818
    69.2   1800 Candlewick Dr.                                                 Owosso                MI         48867
    69.3   1139 Lincoln Ave.                                                   Holland               MI         49423
    69.4   4269 Grange Hall Rd                                                 Holly                 MI         48442
      69   Multiple                                                            Multiple           Multiple   Multiple      5.320%

      70   23680 Sandpiper Drive                                               Clinton Township      MI         48036      4.660%

    71.1   76 E. U.S. Highway 6                                                Valparaiso            IN         46383
    71.2   1207 Rushmore Blvd East                                             Indianapolis          IN         46234
      71   Multiple                                                            Multiple              IN      Multiple      5.320%
      72   405 57th Ave West                                                   Bradenton             FL         34207      5.320%


      73   153 Staffordboro Boulevard, L6A                                     Stafford              VA         22554      5.494%
      74   370 Chapman Boulevard                                               Manorville            NY         11949      5.350%
      75   121 Hickory Hills Drive                                             Bath                  PA         18014      5.711%
      76   450 East Bradley Avenue                                             El Cajon              CA         92021      6.327%
      77   28155 SW Pueblo Terrace                                             Wilsonville           OR         97070      5.782%
      78   10620 SW 27th Avenue                                                Ocala                 FL         34476      6.327%
      79   1 Avocado Lane                                                      Eustis                FL         32726      5.350%
      80   2701 South Idaho Road                                               Apache Junction       AZ         85219      5.350%
      81   6300 West Pine Meadows Place                                        Sioux Falls           SD         57107      5.260%
      82   Sussex County Rd 269                                                Rehoboth Beach        DE         19971      6.327%
      83   8601 Temple Hill Road                                               Camp Springs          MD         20748      5.364%
      84   2550 Smith Avenue                                                   Marshalltown          IA         50158      5.787%

    85.1   8671 Central Avenue                                                 Capitol Heights       MD         20743
    85.2   8207 Terminal Road                                                  Newington             VA         22122
    85.3   11238 South Route 59                                                Naperville            IL         60564
    85.4   2450 North Rainbow Boulevard                                        Las Vegas             NV         89108
    85.5   13301 South Orange Blossom Trail                                    Orlando               FL         32837
    85.6   780 East 138th Street                                               Bronx                 NY         10454
    85.7   3517 William D Tate Avenue                                          Grapevine             TX         76051
    85.8   160 West Craig Road                                                 Las Vegas             NV         89032
    85.9   600 South Kirkman Road                                              Orlando               FL         32811
   85.10   4504 West Northwest Highway                                         Crystal Lake          IL         60014
   85.11   4457 Kernel Circle                                                  Fort Myers            FL         33916
   85.12   8518 Highway 6 South                                                Houston               TX         77083
   85.13   195 South Route 59                                                  Aurora                IL         60504
   85.14   3995 Westfax Drive                                                  Chantilly             VA         20151
   85.15   1619 Mallory Lane                                                   Brentwood             TN         37027
   85.16   3939 W Gandy Blvd                                                   Tampa                 FL         33611
   85.17   1501 North Dallas Parkway                                           Plano                 TX         75093
   85.18   2085 Cobb Parkway                                                   Kennesaw              GA         30152
   85.19   11410 West Colonial Drive                                           Ocoee                 FL         34761
   85.20   333 North Nellis Boulevard                                          Las Vegas             NV         89110
   85.21   11855 South Cicero Avenue                                           Alsip                 IL         60803
   85.22   1101 East Loop 820                                                  Fort Worth            TX         76120
   85.23   15250 East 40th Ave                                                 Denver                CO         80239
   85.24   13440 West Bell Road                                                Surprise              AZ         85374
   85.25   1650 West 81st Avenue                                               Merrillville          IN         46410
   85.26   7242 Highway 85                                                     Riverdale             GA         30274
   85.27   10480 Dumfries Road                                                 Manassas              VA         20110
   85.28   14651 Gatorland Drive                                               Orlando               FL         32837
   85.29   2395 South Volusia Avenue                                           Orange City           FL         32763
   85.30   20618 North Cave Creek Road                                         Phoenix               AZ         85024
   85.31   1750 East County Line Road                                          Littleton             CO         80126
   85.32   2122 East Highway 69                                                Prescott              AZ         86301
   85.33   8620 South Las Vegas Boulevard                                      Las Vegas             NV         89123
   85.34   9264 Technology Drive                                               Fountain Hills        AZ         85268
   85.35   9250 Marshall Drive                                                 Lenexa                KS         66215
   85.36   224 Washington Street                                               Stoughton             MA         02072
   85.37   9001 South Interstate Highway 35 North                              Austin                TX         78744
   85.38   3851 South Orlando Drive                                            Sanford               FL         32773
   85.39   525 North Stemmons Freeway                                          Lewisville            TX         75067
   85.40   21621 North 26th Avenue                                             Phoenix               AZ         85027
   85.41   2000 Highway K                                                      O' Fallon             MO         63366
   85.42   1098 Stephanie Place                                                Henderson             NV         89014
   85.43   2055 Semoran Boulevard                                              Winter Park           FL         32792
   85.44   42301 North 41st Drive                                              Anthem                AZ         85086
   85.45   1290 Pleasant Hill Road                                             Lawrenceville         GA         30244
   85.46   2729 North Collins Street                                           Arlington             TX         76006
   85.47   10061 West University Drive                                         McKinney              TX         75071
   85.48   1150 Dogwood Drive                                                  Conyers               GA         30012
   85.49   351 Gulf Freeway South                                              League City           TX         77573
   85.50   3919 East Franklin Boulevard                                        Gastonia              NC         28056
   85.51   20435 Katy Freeway                                                  Katy                  TX         77450
   85.52   3990 North Service Road                                             St. Charles           MO         63301
   85.53   103530 Overseas Highway                                             Key Largo             FL         33037
   85.54   14225 Northwest Freeway                                             Houston               TX         77040
   85.55   750 South Buckley Road                                              Aurora                CO         80017
   85.56   8746 West Bell                                                      Peoria                AZ         85382
   85.57   2040 Scenic Highway North                                           Snellville            GA         30078
   85.58   3501 East Central Texas Expressway                                  Killeen               TX         76543
   85.59   8450 Montana Avenue                                                 El Paso               TX         79925
   85.60   11490 San Jose Boulevard                                            Jacksonville          FL         32223
   85.61   7815 North Orange Blossom Trail                                     Orlando               FL         32810
   85.62   6895 - 151st Street West                                            Apple Valley          MN         55124
   85.63   14523 Telegraph Road                                                Woodbridge            VA         22192
   85.64   11383 Amanda Lane                                                   Dallas                TX         75238
   85.65   4100 Barksdale Boulevard                                            Bossier City          LA         71112
   85.66   523 Hamric Drive West                                               Oxford                AL         36203
   85.67   1401 Rio Rancho Boulevard Southeast                                 Rio Rancho            NM         87124
   85.68   42102 North Vision Way                                              Anthem                AZ         85086
   85.69   3850 Cleveland Avenue                                               Columbus              OH         43224
   85.70   8505 North Cresent Boulevard                                        Pennsauken            NJ         08110
   85.71   5715 West 6th Street                                                Stillwater            OK         74074
   85.72   499 Montgomery Street                                               Chicopee              MA         01020
   85.73   804 West Roslyn Road                                                Colonial Heights      VA         23834
   85.74   3425 South 40th Street                                              Phoenix               AZ         85040
   85.75   1245 South Beckley Avenue                                           DeSoto                TX         75115
   85.76   2505 Government Boulevard                                           Mobile                AL         36606
   85.77   5285 South Cobb Drive                                               Smyrna                GA         30080
   85.78   1303 West 7th Street                                                Hattiesburg           MS         39401
      85   Multiple                                                            Multiple           Multiple   Multiple      6.845%

    86.1   147 Green Street                                                    Foxboro               MA         02035
    86.2   565 Main Street                                                     Hudson                MA         01749
    86.3   1180 Millbury Street                                                Worcester             MA         01607
    86.4   245 Washington Street                                               Auburn                MA         01501
    86.5   885 Centre Street                                                   Brockton              MA         02302
    86.6   501 Cheesequake Road                                                Parlin                NJ         08859
    86.7   7535 Penn. Ave                                                      Pittsburgh            PA         15208
    86.8   110 Kisow Drive                                                     Kennedy Township      PA         15205
    86.9   20 Washington Street                                                Stoughton             MA         02072
      86   Multiple                                                            Multiple           Multiple   Multiple      4.763%

    87.1   1664 New State Highway                                              Raynham               MA         02767
    87.2   390 North Broad Street                                              Doylestown            PA         18901
    87.3   500 Broad Street                                                    Glen Rock             NJ         07452
    87.4   501 Schuyler Avenue                                                 Lyndhurst             NJ         07071
    87.5   15713 Valley Boulevard                                              Fontana               CA         92335
    87.6   751 Daniel Webster Highway                                          Merrimack             NH         03054
      87   Multiple                                                            Multiple           Multiple   Multiple      4.774%

      88   7520 and 7530 Alondra Boulevard and 16100 Garfield Avenue           Paramount             CA         90723      5.820%
      89   965 South Semoran Boulevard                                         Winter Park           FL         32792      5.920%
      90   3585 Highway 17                                                     Orange Park           FL         32003      5.758%
      91   420 NW Peacock Boulevard                                            Port Saint Lucie      FL         34986      5.678%
      92   3750 Willow Glen Drive                                              Rancho San Diego      CA         92019      5.730%
      93   501 NW Business Center Drive                                        Port St. Lucie        FL         34986      4.660%
      94   1717 Collins Avenue                                                 Miami Beach           FL         33139      6.309%
--------   -----------------------------------------------------------------   ----------------   --------   --------   --------


                                                               Remaining Term
                                                                 To Stated       Stated                       Administrative
Sequence                         Original        Cut-off          Maturity      Maturity    Due    Monthly         Fee
 Number    AmortizationBasis     Balance         Balance          (months)        Date      Date   Payment         Rate
--------   -----------------   ------------   --------------   --------------   ---------   ----   --------   --------------
       1        ACT/360         $36,000,000      $35,872,239               81   4/1/2011       1   $191,105            0.062%
       2        ACT/360          22,500,000       22,449,748              118   5/1/2014       1    121,818            0.112%
       3        ACT/360          19,000,000       19,000,000              119   6/1/2014       1    104,249            0.112%
       4        ACT/360          12,000,000       11,974,392              118   5/1/2014       1     66,570            0.112%
       5        ACT/360          10,800,000       10,757,799               57   4/1/2009       1     54,146            0.062%
       6        ACT/360          10,500,000       10,462,052              117   4/1/2014       1     55,153            0.062%
       7        ACT/360           9,100,000        9,070,063              117   4/1/2014       1     50,420            0.112%
       8        ACT/360           8,800,000        8,800,000              120   7/1/2014       1     51,360            0.042%
       9        ACT/360           7,820,000        7,820,000               59   6/1/2009       1     38,332            0.112%
      10        ACT/360           7,040,000        7,009,556              116   3/1/2014       1     38,875            0.112%
      11        ACT/360           6,800,000        6,800,000               58   5/1/2009       1     33,198            0.112%
      12        ACT/360           6,160,000        6,160,000              124   11/1/2014      1     35,733            0.112%
      13        ACT/360           4,665,000        4,660,406              119   6/1/2014       1     28,140            0.062%
      14        ACT/360           3,775,000        3,770,590               59   6/1/2009       1     20,617            0.082%
      15        ACT/360           3,719,976        3,715,833               59   6/1/2009       1     20,905            0.082%
      16        ACT/360           3,500,000        3,500,000               83   6/1/2011       1          0            0.112%
      17        ACT/360           3,300,000        3,293,904              118   5/1/2014       1     19,688            0.062%
      18        ACT/360           2,720,000        2,716,926              119   6/1/2014       1     15,155            0.112%
      19        ACT/360           2,720,000        2,708,337              116   3/1/2014       1     15,087            0.112%
      20        ACT/360           2,325,000        2,317,880              117   4/1/2014       1     13,391            0.092%
      21        ACT/360           2,000,000        1,995,271               58   5/1/2009       1     10,493            0.092%
      22        ACT/360          20,960,000       20,916,858              118   5/1/2014       1    118,483            0.112%
      23        ACT/360          11,500,000       11,500,000              179   6/1/2019       1     68,653            0.112%
      24        ACT/360          11,500,000       11,457,730              116   3/1/2014       1     68,948            0.062%
      25        ACT/360          10,700,000       10,666,143              117   4/1/2014       1     60,559            0.112%
      26        30/360           10,590,000       10,590,000               58   5/1/2009       1          0            0.112%
      27        ACT/360          10,300,000       10,300,000              177   4/1/2019       1     59,651            0.112%
      28        ACT/360          10,010,000        9,998,198               83   6/1/2011       1     54,362            0.112%
      29        ACT/360          10,000,000        9,988,763              119   6/1/2014       1     55,904            0.112%
      30        ACT/360           8,640,000        8,622,369              118   5/1/2014       1     49,057            0.112%
      31        ACT/360           7,400,000        7,374,755               57   4/1/2009       1     40,178            0.062%
      32        ACT/360           6,000,000        5,964,797              113   12/1/2013      1     37,964            0.072%
      33        ACT/360           5,200,000        5,194,792              119   6/1/2014       1     31,070            0.112%
      34        ACT/360           4,750,000        4,745,170              119   6/1/2014       1     28,141            0.112%
      35        ACT/360           4,243,000        4,230,253              117   4/1/2014       1     24,147            0.062%
      36        ACT/360           3,910,000        3,901,884               82   5/1/2011       1     22,007            0.112%
      37        ACT/360           3,500,000        3,484,551              117   4/1/2014       1     21,858            0.062%
      38        ACT/360           3,350,000        3,345,918              119   6/1/2014       1     17,828            0.062%
      39        ACT/360           3,000,000        3,000,000              119   6/1/2014       1          0            0.082%
      40        ACT/360           2,450,000        2,444,726              118   5/1/2014       1     13,529            0.062%
      41        ACT/360          78,000,000       77,780,036              118   5/1/2014       1    428,592            0.052%
      42        ACT/360          75,850,000       75,850,000              117   4/1/2014       1    420,593            0.052%
      43        ACT/360          41,000,000       40,839,481               57   4/1/2009       1    205,312            0.112%
      44        ACT/360          18,000,000       17,944,387              117   4/1/2014       1    103,187            0.062%

    45.1                         11,278,008       11,242,839
    45.2                          6,721,992        6,701,030
      45        ACT/360          18,000,000       17,943,869              117   4/1/2014       1    102,677            0.112%

      46        ACT/360          16,912,500       16,877,117               73   8/1/2010       1     94,800            0.112%
      47        ACT/360          11,500,000       11,468,025              118   5/1/2014       1     73,288            0.062%
      48        ACT/360          11,200,000       11,142,674              115   2/1/2014       1     65,313            0.112%
      49        ACT/360          10,100,000       10,068,981              117   4/1/2014       1     58,084            0.112%
      50        ACT/360           9,200,000        9,148,442              138   1/1/2016       1     55,692            0.112%
      51        ACT/360           9,000,000        8,971,749              117   4/1/2014       1     51,157            0.112%
      52        ACT/360           8,750,000        8,705,214              115   2/1/2014       1     51,025            0.112%
      53        ACT/360           7,500,000        7,445,641              115   2/1/2014       1     47,820            0.112%
      54        ACT/360           6,955,000        6,938,891               99   10/1/2012      1     36,912            0.112%
      55        ACT/360           6,400,000        6,393,323              119   6/1/2014       1     37,365            0.112%
      56        ACT/360           6,370,000        6,337,396              115   2/1/2014       1     37,146            0.112%
      57        ACT/360           5,850,000        5,833,420              117   4/1/2014       1     35,074            0.062%
      58        ACT/360           5,800,000        5,787,433              118   5/1/2014       1     31,917            0.072%
      59        ACT/360           5,500,000        5,482,700              117   4/1/2014       1     31,228            0.112%
      60        ACT/360           5,400,000        5,384,038              117   4/1/2014       1     31,685            0.112%
      61        ACT/360           4,200,000        4,196,013              119   6/1/2014       1     25,855            0.082%
      62        ACT/360           2,662,500        2,651,454              117   4/1/2014       1     17,236            0.062%
      63        ACT/360           2,100,000        2,094,646              118   5/1/2014       1     13,204            0.062%
      64        ACT/360           1,645,000        1,635,476               55   2/1/2009       1      8,947            0.112%
      65        ACT/360          11,650,000       11,623,570              118   5/1/2014       1     62,540            0.112%
      66        ACT/360           7,675,000        7,639,865              114   1/1/2014       1     41,096            0.112%
      67        ACT/360           4,150,000        4,132,874              118   5/1/2014       1     29,933            0.062%
      68        ACT/360          40,964,950       40,964,950              144   7/1/2016       1    227,989            0.112%

    69.1                         13,891,472       13,891,472
    69.2                          6,080,000        6,080,000
    69.3                          5,460,000        5,460,000
    69.4                         11,920,000       11,920,000
      69        ACT/360          37,351,472       37,351,472              144   7/1/2016       1    207,879            0.112%

      70        ACT/360          27,200,000       27,200,000               81   4/1/2011       1    140,416            0.112%

    71.1                          6,080,000        6,080,000
    71.2                         16,560,000       16,560,000
      71        ACT/360          22,640,000       22,640,000              144   7/1/2016       1    126,002            0.112%
      72        ACT/360           5,280,000        5,280,000              144   7/1/2016       1     29,386            0.112%
                                 27,920,000       27,920,000

      73        ACT/360          20,400,000       20,316,250               92   3/1/2012       1    115,756            0.112%
      74        ACT/360          17,718,064       17,563,975               52   11/1/2008      1     98,940            0.112%
      75        ACT/360          15,350,000       15,350,000              116   3/1/2014       1     89,199            0.112%
      76        ACT/360           9,600,000        9,600,000              136   11/1/2015      1     59,590            0.112%
      77        ACT/360           6,000,000        5,983,020              118   5/1/2014       1     37,863            0.062%
      78        ACT/360           5,772,214        5,772,214              136   11/1/2015      1     35,830            0.112%
      79        ACT/360           5,732,974        5,683,116               52   11/1/2008      1     32,014            0.112%
      80        ACT/360           3,790,917        3,757,949               52   11/1/2008      1     21,169            0.112%
      81        ACT/360           3,212,000        3,190,639               78   1/1/2011       1     17,757            0.112%
      82        ACT/360           2,710,354        2,710,354              136   11/1/2015      1     16,824            0.112%
      83        ACT/360           2,000,000        1,987,369              119   6/1/2014       1     21,571            0.062%
      84        ACT/360           1,870,000        1,870,000              112   11/1/2013      1     10,957            0.112%

    85.1                          3,860,952        3,844,770
    85.2                          2,598,718        2,587,826
    85.3                          2,505,906        2,495,404
    85.4                          2,450,219        2,439,950
    85.5                          2,134,661        2,125,714
    85.6                          2,097,536        2,088,745
    85.7                          2,052,987        2,044,382
    85.8                          2,041,849        2,033,292
    85.9                          2,004,725        1,996,323
   85.10                          1,893,351        1,885,416
   85.11                          1,863,652        1,855,841
   85.12                          1,856,227        1,848,447
   85.13                          1,856,227        1,848,447
   85.14                          1,781,978        1,774,509
   85.15                          1,748,566        1,741,237
   85.16                          1,744,853        1,737,540
   85.17                          1,741,141        1,733,843
   85.18                          1,707,729        1,700,571
   85.19                          1,670,604        1,663,602
   85.20                          1,637,192        1,630,330
   85.21                          1,633,480        1,626,633
   85.22                          1,618,630        1,611,846
   85.23                          1,614,917        1,608,149
   85.24                          1,596,355        1,589,664
   85.25                          1,596,355        1,589,664
   85.26                          1,588,930        1,582,271
   85.27                          1,588,930        1,582,271
   85.28                          1,574,080        1,567,483
   85.29                          1,566,655        1,560,089
   85.30                          1,559,231        1,552,696
   85.31                          1,559,231        1,552,696
   85.32                          1,559,231        1,552,696
   85.33                          1,522,106        1,515,727
   85.34                          1,522,106        1,515,727
   85.35                          1,522,106        1,515,727
   85.36                          1,518,394        1,512,030
   85.37                          1,503,544        1,497,242
   85.38                          1,484,981        1,478,758
   85.39                          1,484,981        1,478,758
   85.40                          1,484,981        1,478,758
   85.41                          1,484,981        1,478,758
   85.42                          1,484,981        1,478,758
   85.43                          1,484,981        1,478,758
   85.44                          1,414,445        1,408,517
   85.45                          1,410,732        1,404,820
   85.46                          1,410,732        1,404,820
   85.47                          1,410,732        1,404,820
   85.48                          1,392,170        1,386,335
   85.49                          1,377,320        1,371,548
   85.50                          1,373,608        1,367,851
   85.51                          1,306,784        1,301,307
   85.52                          1,299,359        1,293,913
   85.53                          1,265,947        1,260,641
   85.54                          1,262,234        1,256,944
   85.55                          1,206,547        1,201,491
   85.56                          1,191,698        1,186,703
   85.57                          1,187,985        1,183,006
   85.58                          1,184,273        1,179,309
   85.59                          1,169,423        1,164,522
   85.60                          1,113,736        1,109,068
   85.61                          1,113,736        1,109,068
   85.62                          1,113,736        1,109,068
   85.63                          1,061,762        1,057,312
   85.64                            965,238          961,192
   85.65                            816,740          813,317
   85.66                            742,491          739,379
   85.67                            723,928          720,894
   85.68                            705,366          702,410
   85.69                            668,242          665,441
   85.70                            631,117          628,472
   85.71                            482,619          480,596
   85.72                            426,932          425,143
   85.73                            415,795          414,052
   85.74                            371,245          369,689
   85.75                            371,245          369,689
   85.76                            259,872          258,783
   85.77                            181,910          181,148
   85.78                            167,060          166,360
      85        ACT/360         110,000,000      109,538,973              118   5/1/2014       1    774,340            0.112%

    86.1                          3,680,000        3,680,000
    86.2                          2,800,000        2,800,000
    86.3                          1,784,000        1,784,000
    86.4                          3,680,000        3,680,000
    86.5                          2,440,000        2,440,000
    86.6                          4,240,000        4,240,000
    86.7                          2,960,000        2,960,000
    86.8                          2,544,000        2,544,000
    86.9                          3,080,000        3,080,000
      86        ACT/360          27,208,000       27,208,000               83   6/1/2011       1    142,146            0.112%

    87.1                          3,640,000        3,640,000
    87.2                          3,824,000        3,824,000
    87.3                          4,080,000        4,080,000
    87.4                          6,944,000        6,944,000
    87.5                          3,440,000        3,440,000
    87.6                          3,752,000        3,752,000
      87        ACT/360          25,680,000       25,680,000               83   6/1/2011       1    134,328            0.112%

      88        ACT/360           6,787,000        6,740,678              101   12/1/2012      1     39,909            0.072%
      89        ACT/360           4,905,000        4,895,870              118   5/1/2014       1     29,156            0.112%
      90        ACT/360           4,525,000        4,499,158              116   3/1/2014       1     28,489            0.092%
      91        ACT/360           4,500,000        4,485,678              117   4/1/2014       1     26,057            0.092%
      92        ACT/360           3,825,000        3,825,000              120   7/1/2014       1     22,273            0.112%
      93        ACT/360           3,750,000        3,750,000               82   5/1/2011       1     19,667            0.112%
      94        ACT/360          14,500,000       14,424,707              116   3/1/2014       1     96,182            0.112%
--------   -----------------   ------------   --------------   --------------   ---------   ----   --------   --------------
                                              $1,155,167,991

                        Master
            Primary    Servicing                                             Original
Sequence   Servicing      Fee          Ownership                           Amortization   ARD    Grace    Loan
 Number    Fee Rate      Rate           Interest            Crossed          (months)     Loan   Period   Group
--------   ---------   ---------   ------------------   ----------------   ------------   ----   ------   -----
       1       0.050%      0.060%         Fee                  No                   360    No        10       1
       2       0.100%      0.110%         Fee                  No                   360    No        10       1
       3       0.100%      0.110%         Fee                  No                   360    No        10       2
       4       0.100%      0.110%         Fee                  No                   360    No         9       2
       5       0.050%      0.060%         Fee                  No                   360    No        10       2
       6       0.050%      0.060%         Fee                  No                   360    No        10       2
       7       0.100%      0.110%         Fee                  No                   360    No        10       2
       8       0.030%      0.040%         Fee                  No                   360    No        10       2
       9       0.100%      0.110%         Fee                  No                   360    No        10       2
      10       0.100%      0.110%         Fee                  No                   360    No        10       2
      11       0.100%      0.110%         Fee                  No                   360    No        10       2
      12       0.100%      0.110%         Fee                  No                   360    No        10       2
      13       0.050%      0.060%         Fee                  No                   360    No         5       2
      14       0.070%      0.080%         Fee                  No                   360    No         5       2
      15       0.070%      0.080%         Fee                  No                   360    No         5       2
      16       0.100%      0.110%         Fee                  No                     0    No        10       2
      17       0.050%      0.060%         Fee                  No                   360    No         5       2
      18       0.100%      0.110%         Fee                  No                   360    No        10       1
      19       0.100%      0.110%         Fee                  No                   360    No        10       2
      20       0.080%      0.090%         Fee                  No                   360    No         5       2
      21       0.080%      0.090%         Fee                  No                   360    No         5       2
      22       0.100%      0.110%         Fee                  No                   360    No        10       1
      23       0.100%      0.110%         Fee                  No                   360    No         5       1
      24       0.050%      0.060%         Fee                  No                   360    No        10       1
      25       0.100%      0.110%         Fee                  No                   360    No        10       1
      26       0.100%      0.110%         Fee                  No                     0    No        10       1
      27       0.100%      0.110%         Fee                  No                   360    No        10       1
      28       0.100%      0.110%         Fee                  No                   360    No        10       1
      29       0.100%      0.110%         Fee                  No                   360    No        10       1
      30       0.100%      0.110%         Fee                  No                   360    No        15       1
      31       0.050%      0.060%         Fee                  No                   360    No         5       1
      32       0.060%      0.070%         Fee                  No                   360    No        10       1
      33       0.100%      0.110%         Fee                  No                   360    No        10       1
      34       0.100%      0.110%         Fee                  No                   360    No        10       1
      35       0.050%      0.060%         Fee                  No                   360    No         5       1
      36       0.100%      0.110%         Fee                  No                   360    No        10       1
      37       0.050%      0.060%         Fee                  No                   300    No         5       1
      38       0.050%      0.060%         Fee                  No                   360    No         5       1
      39       0.070%      0.080%         Fee                  No                     0    No         5       1
      40       0.050%      0.060%         Fee                  No                   360    No         5       1
      41       0.040%      0.050%         Fee                  No                   360    No         0       1
      42       0.040%      0.050%         Fee                  No                   336    No         5       1
      43       0.100%      0.110%         Fee                  No                   360    No         0       1
      44       0.050%      0.060%         Fee                  No                   360    No         5       1

    45.1                                  Fee                  No                                             1
    45.2                                  Fee                  No                                             1
      45       0.100%      0.110%         Fee                  No                   360    No        10       1

      46       0.100%      0.110%         Fee                  No                   360    No        10       1
      47       0.050%      0.060%         Fee                  No                   300    No         5       1
      48       0.100%      0.110%    Fee/Leasehold             No                   360    No        10       1
      49       0.100%      0.110%         Fee                  No                   360    No        10       1
      50       0.100%      0.110%         Fee                  No                   360    No        10       1
      51       0.100%      0.110%         Fee                  No                   360    No        10       1
      52       0.100%      0.110%    Fee/Leasehold             No                   360    No        10       1
      53       0.100%      0.110%      Leasehold               No                   300    No        10       1
      54       0.100%      0.110%         Fee                  No                   360    No        10       1
      55       0.100%      0.110%         Fee                  No                   360   Yes         5       1
      56       0.100%      0.110%    Fee/Leasehold             No                   360    No        10       1
      57       0.050%      0.060%         Fee                  No                   360    No         5       1
      58       0.060%      0.070%         Fee                  No                   360    No         5       1
      59       0.100%      0.110%         Fee                  No                   360    No        10       1
      60       0.100%      0.110%         Fee                  No                   360    No        10       1
      61       0.070%      0.080%         Fee                  No                   360    No         5       1
      62       0.050%      0.060%         Fee                  No                   300    No         5       1
      63       0.050%      0.060%         Fee                  No                   312    No         5       1
      64       0.100%      0.110%    Fee/Leasehold             No                   360    No        10       1
      65       0.100%      0.110%         Fee                  No                   360    No        10       1
      66       0.100%      0.110%         Fee                  No                   360    No        10       1
      67       0.050%      0.060%         Fee                  No                   240    No         5       1
      68       0.100%      0.110%         Fee                  No                   360    No         5       1

    69.1                                  Fee                  No                                             2
    69.2                                  Fee                  No                                             2
    69.3                                  Fee                  No                                             2
    69.4                                  Fee                  No                                             2
      69       0.100%      0.110%         Fee                  No                   360    No         5       2

      70       0.100%      0.110%         Fee                  No                   360    No        10       2

    71.1                                  Fee           Yes(BACM 04-3-A)                                      2
    71.2                                  Fee           Yes(BACM 04-3-A)                                      2
      71       0.100%      0.110%         Fee           Yes(BACM 04-3-A)            360    No         5       2
      72       0.100%      0.110%         Fee           Yes(BACM 04-3-A)            360    No         5       2


      73       0.100%      0.110%         Fee                  No                   360    No        10       2
      74       0.100%      0.110%         Fee                  No                   360    No        10       2
      75       0.100%      0.110%         Fee                  No                   360    No        10       1
      76       0.100%      0.110%         Fee                  No                   360    No        10       2
      77       0.050%      0.060%         Fee                  No                   300    No         5       1
      78       0.100%      0.110%         Fee                  No                   360    No        10       2
      79       0.100%      0.110%         Fee                  No                   360    No        10       2
      80       0.100%      0.110%         Fee                  No                   360    No        10       2
      81       0.100%      0.110%         Fee                  No                   360    No        10       2
      82       0.100%      0.110%         Fee                  No                   360    No        10       1
      83       0.050%      0.060%         Fee                  No                   120    No         5       2
      84       0.100%      0.110%         Fee                  No                   360    No        10       1

    85.1                                  Fee                  No                                             1
    85.2                                  Fee                  No                                             1
    85.3                                  Fee                  No                                             1
    85.4                                  Fee                  No                                             1
    85.5                                  Fee                  No                                             1
    85.6                                  Fee                  No                                             1
    85.7                                  Fee                  No                                             1
    85.8                                  Fee                  No                                             1
    85.9                                  Fee                  No                                             1
   85.10                                  Fee                  No                                             1
   85.11                                  Fee                  No                                             1
   85.12                                  Fee                  No                                             1
   85.13                                  Fee                  No                                             1
   85.14                                  Fee                  No                                             1
   85.15                                  Fee                  No                                             1
   85.16                                  Fee                  No                                             1
   85.17                                  Fee                  No                                             1
   85.18                                  Fee                  No                                             1
   85.19                                  Fee                  No                                             1
   85.20                                  Fee                  No                                             1
   85.21                                  Fee                  No                                             1
   85.22                                  Fee                  No                                             1
   85.23                                  Fee                  No                                             1
   85.24                                  Fee                  No                                             1
   85.25                                  Fee                  No                                             1
   85.26                                  Fee                  No                                             1
   85.27                                  Fee                  No                                             1
   85.28                                  Fee                  No                                             1
   85.29                                  Fee                  No                                             1
   85.30                                  Fee                  No                                             1
   85.31                                  Fee                  No                                             1
   85.32                                  Fee                  No                                             1
   85.33                                  Fee                  No                                             1
   85.34                                  Fee                  No                                             1
   85.35                                  Fee                  No                                             1
   85.36                                  Fee                  No                                             1
   85.37                                  Fee                  No                                             1
   85.38                                  Fee                  No                                             1
   85.39                                  Fee                  No                                             1
   85.40                                  Fee                  No                                             1
   85.41                                  Fee                  No                                             1
   85.42                                  Fee                  No                                             1
   85.43                                  Fee                  No                                             1
   85.44                                  Fee                  No                                             1
   85.45                                  Fee                  No                                             1
   85.46                                  Fee                  No                                             1
   85.47                                  Fee                  No                                             1
   85.48                                  Fee                  No                                             1
   85.49                                  Fee                  No                                             1
   85.50                                  Fee                  No                                             1
   85.51                                  Fee                  No                                             1
   85.52                                  Fee                  No                                             1
   85.53                                  Fee                  No                                             1
   85.54                                  Fee                  No                                             1
   85.55                                  Fee                  No                                             1
   85.56                                  Fee                  No                                             1
   85.57                                  Fee                  No                                             1
   85.58                                  Fee                  No                                             1
   85.59                                  Fee                  No                                             1
   85.60                                  Fee                  No                                             1
   85.61                                  Fee                  No                                             1
   85.62                                  Fee                  No                                             1
   85.63                                  Fee                  No                                             1
   85.64                                  Fee                  No                                             1
   85.65                                  Fee                  No                                             1
   85.66                                  Fee                  No                                             1
   85.67                                  Fee                  No                                             1
   85.68                                  Fee                  No                                             1
   85.69                                  Fee                  No                                             1
   85.70                                  Fee                  No                                             1
   85.71                                  Fee                  No                                             1
   85.72                                  Fee                  No                                             1
   85.73                                  Fee                  No                                             1
   85.74                                  Fee                  No                                             1
   85.75                                  Fee                  No                                             1
   85.76                                  Fee                  No                                             1
   85.77                                  Fee                  No                                             1
   85.78                                  Fee                  No                                             1
      85       0.100%      0.110%         Fee                  No                   300    No         0       1

    86.1                                  Fee                  No                                             1
    86.2                                  Fee                  No                                             1
    86.3                                  Fee                  No                                             1
    86.4                                  Fee                  No                                             1
    86.5                                  Fee                  No                                             1
    86.6                               Leasehold               No                                             1
    86.7                                  Fee                  No                                             1
    86.8                                  Fee                  No                                             1
    86.9                                  Fee                  No                                             1
      86       0.100%      0.110%       Various                No                   360    No        10       1

    87.1                                  Fee                  No                                             1
    87.2                                  Fee                  No                                             1
    87.3                                  Fee                  No                                             1
    87.4                                  Fee                  No                                             1
    87.5                                  Fee                  No                                             1
    87.6                                  Fee                  No                                             1
      87       0.100%      0.110%         Fee                  No                   360    No        10       1

      88       0.060%                     Fee                  No                   360    No        10       1
      89       0.100%                     Fee                  No                   360    No        10       1
      90       0.080%                     Fee                  No                   300    No        10       1
      91       0.080%                     Fee                  No                   360    No         5       1
      92       0.100%                     Fee                  No                   360    No        10       1
      93       0.100%                     Fee                  No                   348    No        10       1
      94       0.100%      0.110%    Fee/Leasehold             No                   300    No        10       1
--------   ---------   ---------   ------------------   ----------------   ------------   ----   ------   -----


                                   SCHEDULE II

                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

            For purposes of these representations and warranties, the phrases "to the knowledge of the Seller" or "to the Seller's knowledge" shall mean, except where otherwise expressly set forth below, the actual state of knowledge of the Seller or any servicer acting on its behalf regarding the matters referred to (i) after having conducted such inquiry and due diligence into such matters as would be customarily performed by prudent institutional commercial or multifamily mortgage lenders, as applicable, at the time of the origination of the particular Mortgage Loan and (ii) subsequent to such origination, utilizing the servicing and monitoring practices customarily utilized by prudent commercial mortgage loan servicers with respect to securitizable commercial or multifamily, as applicable, mortgage loans, and the Seller shall have made prudent inquiries of related servicers, and the phrases "to the actual knowledge of the Seller" or "to the Seller's actual knowledge" shall mean, except where otherwise expressly set forth below, the actual state of knowledge of the Seller without any express or implied obligation to make inquiry. All information contained in documents which are part of or required to be part of a Mortgage File (each such document, a "Loan Document") shall be deemed to be within the knowledge and the actual knowledge of the Seller. Wherever there is a reference to receipt by, or possession of, the Seller of any information or documents, or to any action taken by the Seller or not taken by the Seller or its agents or employees, such reference shall include the receipt or possession of such information or documents by, or the taking of such action or not taking such action by the Seller or any servicer acting on its behalf.

            The Seller represents and warrants with respect to each Mortgage Loan that, as of the date specified below or, if no such date is specified, as of the Closing Date:

            (1) Mortgage Loan Schedule. The information pertaining to each Mortgage Loan set forth in the schedule annexed hereto as Schedule I (the "Mortgage Loan Schedule") was true and correct in all material respects as of the Cut-off Date.

            (2) Legal Compliance - Origination, Funding and Servicing. As of the date of its origination, and to the actual knowledge of the Seller as of the Closing Date, such Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination, funding and servicing of such Mortgage Loan.

            (3) Good Title; Conveyance. Immediately prior to the sale, transfer and assignment to the Purchaser, the Seller had good title to, and was the sole owner of, each Mortgage Loan, and the Seller is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges, security interests, participation interests and/or of any other interests or encumbrances of any nature whatsoever and the Seller has full right, power and authority to sell, transfer and assign each Mortgage Loan free and clear of all such liens, claims, pledges, charges and interests or encumbrances. The Seller has validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to such Mortgage Loan. The sale of the Mortgage Loans to the Purchaser does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained. Each Mortgage Note is, or shall be as of the Closing Date, properly endorsed to the Trustee and each such endorsement is genuine.

            (4) No Holdbacks; Improvements Complete or Escrows Established. The proceeds of each Mortgage Loan have been fully disbursed (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related Mortgaged Property), and there is no obligation for future advances with respect thereto. Any and all requirements under each Mortgage Loan as to completion of any on-site or off-site improvement and as to disbursements of any funds escrowed for such purpose, have been complied with in all material aspects or any such funds so escrowed have not been released; provided that partial releases of such funds in accordance with the applicable Loan Documents may have occurred.

            (5) Legal, Valid and Binding Obligations. Each related Mortgage Note, Mortgage, Assignment of Leases (if a document separate from the Mortgage) and other agreement executed in connection with such Mortgage Loan is a legal, valid and binding obligation of the related Mortgagor or guarantor (subject to any non-recourse provisions therein and any state anti-deficiency legislation or market value limit deficiency legislation), enforceable in accordance with its terms, except with respect to provisions relating to default interest, late fees, additional interest, yield maintenance charges or prepayment premiums and except as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditors' rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (6) Assignment of Leases and Rents. There exists as part of the related Mortgage File an Assignment of Leases either as a separate document or as part of the Mortgage. Each related Assignment of Leases creates a valid, collateral or first priority assignment of, or a valid perfected first priority security interest in, certain rights under the related leases, subject only to a license granted to the related Mortgagor to exercise certain rights and to perform certain obligations of the lessor under such leases, including the right to operate the related Mortgaged Property and subject to limits on enforceability described in Paragraph (5). No Person other than the related Mortgagor owns any interest in any payments due under the related leases. Each related Assignment of Leases provides for the appointment of a receiver for rent, allows the holder to enter into possession to collect rents or provides for rents to be paid directly to the holder of the Mortgage upon an event of default under the Mortgage Loan documents.

            (7) No Offset or Defense. There is no right of offset, abatement, diminution, or rescission or valid defense or counterclaim with respect to any of the related Mortgage Note, Mortgage(s) or other agreements executed in connection therewith, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, yield maintenance charges or prepayment premiums and, as of the Closing Date, to the Seller's actual knowledge no such rights have been asserted.

            (8) Mortgage Status; Legal, Valid and Binding Obligations. Each related assignment of Mortgage and assignment of Assignment of Leases from the Seller to the Trustee has been duly authorized, executed and delivered in recordable form by the Seller and constitutes the legal, valid, binding and enforceable assignment from the Seller, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, liquidation, receivership, moratorium or other laws relating to or affecting creditors' rights generally or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law); provided, if the related assignment of Mortgage and/or assignment of Assignment of Leases has been recorded in the name of Mortgage Electronic Registration Systems, Inc. ("MERS") or its designee, no assignment of Mortgage and/or assignment of Assignment of Leases in favor of the Trustee will be required to be prepared or delivered and instead, the Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. Each related Mortgage and Assignment of Leases is freely assignable upon notice to but without the consent of the related Mortgagor.

            (9) Mortgage Lien. Subject to the exceptions set forth in Paragraph
      (5) above, each related Mortgage is a legal, valid and enforceable first lien on the related Mortgaged Property, subject only to the following title exceptions (each such exception, a "Title Exception", and collectively, the "Title Exceptions"): (a) the lien of current real property taxes, ground rents, water charges, sewer rents and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially interferes with the current use or operation of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations when they become due or materially and adversely affects the value of the Mortgaged Property, (c) any other exceptions and exclusions (general and specific) set forth in the mortgagee policy of title insurance issued with respect to the Mortgage Loan, none of which, individually or in the aggregate, materially and adversely interferes with the current use or operation of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property, (d) the right of tenants (whether under ground leases, space leases or operating leases) at the Mortgaged Property to remain following a foreclosure or similar proceeding (provided that such tenants are performing under such leases), and (e) if such Mortgage Loan constitutes a Cross-Collateralized Mortgage Loan, the lien of the Mortgage for another Mortgage Loan contained in the same Cross-Collateralized Group; and such Mortgaged Property is free and clear of any mechanics' and materialmen's liens which are prior to or equal with the lien of the related Mortgage, except those which are insured against by a lender's title insurance policy as described above and to the Seller's actual knowledge no rights are outstanding that under applicable law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage and is not bonded over, escrowed for or covered by insurance.

            (10) UCC Filings. The security agreements or other instruments, if any, related to the Mortgage Loan establish and create, and a UCC Financing Statement has been filed, recorded or submitted for recording in all places required by applicable law for the perfection of (to the extent that the filing of such a UCC Financing Statement can perfect such a security interest), a valid security interest in the personal property granted under such Mortgage (and any related security agreement), except as enforceability may be limited by bankruptcy or other laws affecting enforcement of creditor's rights generally or by the application of the rules of equity, and except for certain personal property and fixtures subject to purchase money security interests and personal property leases permitted under the terms of the Mortgage Loan. In the case of a Mortgaged Property operated as a hotel, restaurant, healthcare facility, nursing home, assisted living facility, self-storage facility, theatre, mobile home park or fitness center, such personal property includes all personal property that a prudent institutional lender making a similar mortgage loan on like properties would deem reasonably necessary to operate the related Mortgaged Property as it is currently being operated, and the related perfected security interest is prior to any other security interest that can be perfected by such UCC filing, except for permitted purchase money security interests and leases; provided that any such lease has been pledged or assigned to the lender and its assigns. In the case of each Mortgage Loan secured by a hotel, the related Loan Documents contain such provisions as are necessary and UCC Financing Statements have been filed or submitted for filing as necessary, in each case, to perfect a valid first priority security interest in the related revenues with respect to such Mortgaged Property. An assignment of each UCC Financing Statement relating to the Mortgage Loan has been delivered by Seller in blank which the Purchaser or Trustee, as applicable, or designee is authorized to complete and to file in the filing office in which such UCC Financing Statement was filed. Each Mortgage Loan and the related Mortgage (along with any security agreement and UCC Financing Statement), together with applicable state law, contain customary and enforceable provisions such as to render the rights and remedies of the holders thereof adequate for the practical realization against the personal property described above, and the principal benefits of the security intended to be provided thereby; provided, if the related security agreement and/or UCC Financing Statement has been recorded in the name of MERS or its designee, no assignment of security agreement and/or UCC Financing Statement in favor of the Trustee will be required to be prepared or delivered and instead, the Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. Notwithstanding the foregoing, no representation is made as to the perfection of any security interest in rents or any other personal property to the extent that the possession or control of such items or actions other than the filing of the UCC Financing Statement as required in order to effect such perfection.

            (11) Taxes and Assessments. All taxes and governmental assessments or charges or water or sewer bills that prior to the Cut-off Date became due and owing in respect of each related Mortgaged Property have been paid, or if in dispute, an escrow of funds in an amount sufficient to cover such payments has been established. Such taxes and assessments shall not be considered delinquent or due and owing until the date on which interest or penalties may first be payable thereon.

            (12) Condition of Property; No Condemnation; No Encroachments. In the case of each Mortgage Loan, one or more engineering assessments which included a physical visit and inspection of the Mortgaged Property were performed by an independent engineering consultant firm and except as set forth in an engineering report prepared in connection with such assessment, a copy of which has been delivered to the Master Servicer, the related Mortgaged Property is, to the Seller's knowledge as of the Closing Date, free and clear of any damage that would materially and adversely affect its value as security for such Mortgage Loan. If an engineering report revealed any material damage or deficiencies, material deferred maintenance or other similar conditions, either (a) an escrow of funds was required or a letter of credit was obtained in an amount equal to at least 125% of the amount estimated to effect the necessary repairs, or such other amount as a prudent commercial lender would deem appropriate under the circumstances sufficient to effect the necessary repairs or maintenance or (b) such repairs and maintenance have been completed. As of origination of such Mortgage Loan there was no proceeding pending, and subsequent to such date, the Seller has no actual knowledge of, any proceeding pending for the condemnation of all or any material portion of the Mortgaged Property securing any Mortgage Loan. To the Seller's knowledge (based solely on surveys (if any) and/or the lender's title policy (or, if not yet issued, a pro forma title policy or "marked up" commitment) obtained in connection with the origination of each Mortgage
      Loan), as of the date of the origination of each Mortgage Loan and to the Seller's knowledge as of the Cut-off Date: (a) all of the material improvements on the related Mortgaged Property lay wholly within the boundaries and, to the extent in effect at the time of construction, building restriction lines of such property, except for encroachments that are insured against by the lender's title insurance referred to in Paragraph (13) below or that do not materially and adversely affect the value or marketability of such Mortgaged Property, and (b) no improvements on adjoining properties materially encroached upon such Mortgaged Property so as to materially and adversely affect the use or the value of such Mortgaged Property, except those encroachments that are insured against by the lender's title insurance referred to in Paragraph (13) below.

            (13) Title Insurance. The Seller has received an ALTA lender's title insurance policy or an equivalent form of lender's title insurance policy (or if such policy is not yet issued, such insurance may be evidenced by a "marked up" pro forma policy or title commitment, in either case marked as binding and countersigned by the title insurer or its authorized agent either on its face or by an acknowledged closing instruction or escrow letter) as adopted in the applicable jurisdiction (the "Title Insurance Policy"), which was issued by a title insurance company qualified to do business in the jurisdiction where the applicable Mortgaged Property is located to the extent required, insuring the portion of each Mortgaged Property comprised of real estate and insuring the originator of such Mortgage Loan and its successors and assigns (as sole insureds) that the related Mortgage is a valid first lien in the original principal amount of the related Mortgage Loan on the Mortgagor's fee simple interest (or, if applicable, leasehold interest) in such Mortgaged Property comprised of real estate, subject only to the Title Exceptions. Such Title Insurance Policy was issued in connection with the origination of the related Mortgage Loan. No claims have been made under such Title Insurance Policy. Such Title Insurance Policy is in full force and effect, provides that the insured includes the owner of the Mortgage Loan and all premiums thereon have been paid. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee (including endorsement and delivery of the related Mortgage Note to the Purchaser), such Title Insurance Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Purchaser and its successors and assigns without consent or notice to the title insurer. The Seller has not done, by act or omission, anything that would impair the coverage under such Title Insurance Policy. Such Title Insurance Policy contains no exclusion for, or it affirmatively insures (unless the related Mortgaged Property is located in a jurisdiction where such affirmative insurance is not available), (a) access to a public road, (b) that there are no encroachments of any part of the building thereon over easements, and (c) that the area shown on the survey is the same as the property legally described in the related Mortgage.

            (14) Insurance. All improvements upon each Mortgaged Property securing a Mortgage Loan are insured by all insurance coverage required under each related Mortgage, which insurance covered such risks as were customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property in the jurisdiction in which such Mortgaged Property is located. Each Mortgaged Property was covered by a fire and extended perils included under the classification "All Risk of Physical Loss" insurance (or the equivalent) policy in an amount at least equal to the lesser of the outstanding principal balance of such Mortgage Loan and 100% of the replacement cost of the improvements located on the related Mortgaged Property, and if applicable, the related hazard insurance policy contains appropriate endorsements to avoid the application of co-insurance and does not permit reduction in insurance proceeds for depreciation. Each Mortgaged Property securing a Mortgage Loan is the subject of a business interruption or rent loss insurance policy providing coverage for at least twelve (12) months (or a specified dollar amount which, in the reasonable judgement of the Seller, will cover no less than twelve (12) months of rental income). If any portion of the improvements on a Mortgaged Property securing any Mortgage Loan was, at the time of the origination of such Mortgage Loan, in an area identified in the Federal Register by the Flood Emergency Management Agency as a special flood hazard area (Zone A or Zone
      V) (an "SFH Area"), and flood insurance was available, a flood insurance policy meeting the requirements of the then current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (a) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement basis, (b) the outstanding principal balance of such Mortgage Loan, and (c) the maximum amount of insurance available under the applicable National Flood Insurance Administration Program. Each Mortgaged Property and all improvements thereon are also covered by comprehensive general liability insurance in such amounts as are generally required by reasonably prudent commercial lenders for similar properties; if any Mortgaged Property is located in the state of California or in a "seismic zone" 3 or 4, a seismic assessment was conducted (except in the case of mobile home parks) at the time of originations and seismic insurance was obtained to the extent such Mortgaged Property has a PML of greater than twenty percent (20%) calculated using at least a 450 a year look back with a 10% probability of exceedance in a 50 year period; all properties in Florida and within 25 miles of the coast of Texas, Louisiana, Mississippi, Alabama, Georgia, North Carolina and South Carolina have windstorm insurance; any nonconformity with applicable zoning laws and ordinances
      (1) is not a material nonconformity and does not materially and adversely affect the use, operation or value of the Mortgaged Property, (2) constitutes a legal non-conforming use or structure which, in the event of casualty or destruction, may be restored or repaired to materially the same extent of the use or structure at the time of such casualty, (3) is covered by law and ordinance insurance in an amount customarily required by reasonably prudent commercial or multifamily, as applicable, mortgage lenders, (4) is covered by a zoning endorsement covering any loss to the mortgagee resulting from such non-conformity or (5) is covered by insurance that will provide proceeds that, together with the value of the related land, will be sufficient to repay the Mortgage Loan; and additionally, for any Mortgage Loan having a Cut-off Date Balance equal to or greater than $20,000,000, the insurer for all of the required coverages set forth herein has a claims paying ability rating from Standard & Poor's, Moody's or Fitch of not less than A-minus (or the equivalent), or from A.M. Best of not less than "A:V" (or the equivalent). At origination, and to the Seller's knowledge as of the Closing Date, such insurance was, or is, as applicable, in full force and effect with respect to each related Mortgaged Property and no notice of termination or cancellation with respect to any such insurance policy has been received by the Seller; and except for certain amounts not greater than amounts which would be considered prudent by an institutional commercial mortgage lender with respect to a similar mortgage loan and which are set forth in the related Loan Documents, any insurance proceeds in respect of a casualty loss will be applied either to (1) the repair or restoration of the related Mortgaged Property with the mortgagee or a third party custodian acceptable to the mortgagee having the right to hold and disburse the proceeds as the repair or restoration progresses, other than with respect to amounts that are customarily acceptable to commercial and multifamily mortgage lending institutions, or (2) the reduction of the outstanding principal balance of the Mortgage Loan. The insurer with respect to each policy is qualified to write insurance in the relevant jurisdiction to the extent required. All such hazard and flood insurance policies contain a standard mortgagee clause for the benefit of the holder of the related Mortgage, its successors and assigns, as mortgagee, and are not terminable (nor may the amount of coverage provided thereunder be reduced) without 30 days' prior written notice to the mortgagee (or, with respect to non-payment, 10 days' prior written notice to the mortgagee) or such lesser period as prescribed by applicable law; and no such notice has been received, including any notice of nonpayment of premiums, that has not been cured. With respect to each Mortgage Loan, the related Mortgage requires that the related Borrower or a tenant of such Borrower maintain insurance as described above or permits the mortgagee to require insurance as described above. Except under circumstances that would be reasonably acceptable to a prudent commercial mortgage lender after September 11, 2001 or that would not otherwise materially and adversely affect the security intended to be provided by the related Mortgage, for each Mortgage Loan, except as indicated on Schedule IIA(14), (A) the related all risk property casualty insurance policy and business interruption policy do not exclude acts of terrorism, or any related damage claims or
      (B) Borrower has obtained insurance satisfying the above coverage requirements against damage and business interruption resulting from acts of terrorism, from coverage as of the later of (i) the date of origination of the Mortgage Loan and (ii) the date as of which the policy was renewed or amended, and the related Loan Documents do not expressly prohibit or waive such coverage, except to the extent that any right to require such coverage may be limited by commercially reasonable availability. The Mortgage for each Mortgage Loan provides that proceeds paid under any such casualty insurance policy will (or, at the lender's option, will) be applied either to the repair or restoration of the related Mortgaged Property or to the payment of amounts due under such Mortgage Loan; provided that the related Mortgage may entitle the related Borrower to any portion of such proceeds remaining after the repair or restoration of the related Mortgaged Property or payment of amounts due under the Mortgage Loan; and provided, further, that, if the related Borrower holds a leasehold interest in the related Mortgaged Property, the application of such proceeds will be subject to the terms of the related Ground Lease (as defined in Paragraph (44) below).

            (15) No Material Defaults. Other than payments due but not yet 30 days or more delinquent (A) there exists no material default, breach, violation or event of acceleration under the related Loan Documents and
      (B) since the date of origination of such Mortgage Loan, there has been no declaration by the Seller or prior holder of such Mortgage Loan of an event of acceleration under the related Loan Documents, and (C) to Seller's actual knowledge no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration under any of such documents has occurred and is continuing; the Seller has not waived any material default, breach, violation or event of acceleration under any of such documents; and under the terms of each Mortgage Loan, each related Mortgage Note, each related Mortgage and the other Loan Documents in the related Mortgage File, no person or party other than the mortgagee may declare an event of default or accelerate the related indebtedness under the Loan Documents; provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to the subject matter otherwise covered by any other representation and warranty made by the Seller in this Schedule II.

            (16) Payment Record. Each Mortgage Loan is not, and in the prior 12 months (or since the date of origination if such Mortgage Loan has been originated within the past 12 months) has not been, 30 days or more past due in respect of any Monthly Payment without giving effect to any applicable grace or cure period.

            (17) Additional Collateral. The related Loan Documents do not provide for or permit, without the prior written consent of the holder of the Mortgage Note, each related Mortgaged Property to secure any other promissory note or obligation, other than another Mortgage Loan.

            (18) Qualified Mortgage. Each Mortgage Loan constitutes a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (but without regard to the rule in Treasury Regulations 1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage, or any substantially similar successor provision) and the related Mortgaged Property, if acquired by a REMIC in connection with the default or imminent default of such Mortgage Loan, would constitute "foreclosure property" within the meaning of Section 860G(a)(8), assuming compliance with all of the requirements of a "foreclosure property" under Section 856(e)(4) by the Trustee, the Master Servicer, the Special Servicer, as applicable, and their respective agents, but without regard to the holding period requirements set forth in Section 856(e)(2). Prepayment Premiums and yield maintenance charges payable with respect to each Mortgage Loan, if any, constitute "customary prepayment penalties" within the meaning of Treasury Regulations Section 1.860G-1(b)(2).

            (19) Environmental Conditions. One or more environmental site assessments meeting the requirements of the American Society for Testing and Materials in effect at the time the related report was or the related reports were prepared covering all environmental hazards typically assessed for similar properties including use, type and tenants of the Mortgaged Property (an "Environmental Report"), or an update of such an assessment, was performed by an experienced licensed (to the extent required by applicable state law) environmental consulting firm with respect to each Mortgaged Property securing a Mortgage Loan in connection with the origination of such Mortgage Loan and thereafter updated such that, except as set forth on Schedule IIA(19), (a) such Environmental Report is dated no earlier than twelve months prior to the Closing Date,
      (b) a copy of each such Environmental Report has been delivered to the Purchaser; and (c) either: (i) no such Environmental Report provides that as of the date of the report there is a material violation of any applicable environmental laws with respect to any circumstances or conditions relating to the related Mortgaged Property; or (ii) if any such Environmental Report does reveal any such circumstances or conditions with respect to the related Mortgaged Property and the same have not been subsequently remediated in all material respects, then one or more of the following are true--(A) a party not related to the related Mortgagor with financial resources reasonably adequate to cure the subject violation in all material respects was identified as the responsible party for such condition or circumstance, (B) the related Mortgagor was required to provide additional security adequate to cure the subject violation in all material respects and to obtain an operations and maintenance plan, (C) such conditions or circumstances were investigated further and based upon such additional investigation, an independent environmental consultant recommended no further investigation or remediation, or recommended only the implementation of an operations and maintenance program, which the Mortgagor is required to do, (D) there exists an escrow of funds reasonably estimated to be sufficient for purposes of effecting such remediation, (E) the related Mortgaged Property identified on Schedule IIA(19) is insured under a policy of insurance against losses arising from such circumstances and conditions, (F) the circumstance or condition has been fully remediated, (G) the related Mortgagor provided a "no further action" letter or other evidence acceptable to the Seller and that would be acceptable to a reasonably prudent lender, that applicable federal, state or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such condition or circumstance, (H) the expenditure of funds reasonably estimated to be necessary to effect such remediation is the lesser of (a) 2% of the outstanding principal balance of the related Mortgage Loan and (b) $200,000, (I) the related Mortgagor or another responsible party is currently taking such actions, if any, with respect to such circumstances or conditions as have been required by the applicable governmental regulatory authority, or (J) a responsible party with financial resources reasonably adequate to cure the violation provided a guaranty or indemnity to the related Mortgagor to cover the costs of any required investigation, testing, monitoring or remediation. To the Seller's actual knowledge and without inquiry beyond the related Environmental Report, there are no significant or material circumstances or conditions with respect to any Mortgaged Property not revealed in any such Environmental Report, where obtained, or in any Mortgagor questionnaire delivered to Seller at the issue of any related environmental insurance policy, if applicable, that render such Mortgaged Property in material violation of any applicable environmental laws. The Mortgage, or other Loan Document in the Mortgage File, for each Mortgage Loan encumbering the Mortgaged Property requires the related Mortgagor to comply and cause the Mortgaged Property to comply with all applicable federal, state and local environmental laws and regulations. The Seller has not taken any action which would cause the Mortgaged Property not to be in compliance with all federal, state and local laws pertaining to environmental hazards or which could subject the Seller or its successors and assigns to liability under such laws. Each Mortgagor represents and warrants in the related Loan Documents generally to the effect that except as set forth in certain specified environmental reports and to the best of its knowledge that as of the date of origination of such Mortgage Loan, there were no hazardous materials on the related Mortgaged Property, and that the Mortgagor will not use, cause or permit to exist on the related Mortgaged Property any hazardous materials, in any manner which violates federal, state or local laws, ordinances, regulations, orders, directives, or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of hazardous materials. The related Mortgagor (or an affiliate thereof) has agreed to indemnify, defend and hold the Seller and its successors and assigns harmless from and against, or otherwise be liable for, any and all losses resulting from a breach of environmental representations, warranties or covenants given by the Mortgagor in connection with such Mortgage Loan, generally including any and all losses, liabilities, damages, injuries, penalties, fines, expenses and claims of any kind or nature whatsoever (including without limitation, attorneys' fees and expenses) paid, incurred or suffered by or asserted against, any such party resulting from such breach.

            (20) Customary Mortgage Provisions. The related Loan Documents contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the benefits of the security, including realization by judicial or, if customary, non-judicial foreclosure, subject to the effects of bankruptcy or similar law affecting the right of creditors and the application of principles of equity, and there is no exemption available to the Mortgagor which would interfere with such right to foreclose except any statutory right of redemption or as may be limited by anti-deficiency laws or by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and by general principals of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (21) Bankruptcy. No Mortgaged Property, nor any material portion thereof, is the subject of and no Mortgagor is a debtor in any state or federal bankruptcy or insolvency or similar proceeding.

            (22) Whole Loan; Interest Only; No Equity Participation or Contingent Interest. Each Mortgage Loan is a whole loan and not a participation interest in a loan. No Mortgage Loan contains any equity participation by the mortgagee thereunder, is convertible by its terms into an equity ownership interest in the related Mortgaged Property or the related Mortgagor, has a shared appreciation feature, provides for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property, or provides for interest-only payments without principal amortization or for the negative amortization of interest, except that, in the case of an ARD Loan, such Mortgage Loan provides that, during the period commencing on or about the related Anticipated Repayment Date and continuing until such Mortgage Loan is paid in full, (a) additional interest shall accrue and may be compounded monthly and shall be payable only after the outstanding principal of such Mortgage Loan is paid in full, and (b) subject to available funds, a portion of the cash flow generated by such Mortgaged Property will be applied each month to pay down the principal balance thereof in addition to the principal portion of the related Monthly Payment. Neither the Seller nor any affiliate thereof has any obligation to make any capital contribution to the Mortgagor under the Mortgage Loan or otherwise nor holds any equity interest in any Mortgagor.

            (23) Transfers and Subordinate Debt. The Mortgage Loan does not permit the related Mortgaged Property or any interest therein, including any ownership interest in the Mortgagor, to be encumbered by any mortgage lien or other encumbrance except the related Mortgage or the Mortgage of another Mortgage Loan without the prior written consent of the holder thereof. To Seller's knowledge, as of origination, and, to the Seller's actual knowledge as of the Closing Date, except for cases involving other Mortgage Loans, none of the Mortgaged Properties securing the Mortgage Loans is encumbered by any mortgage liens junior to or of equal priority with the liens of the related Mortgage. The Loan Documents require the Mortgagor to pay all reasonable costs and expenses related to any required consent to any transfer or encumbrance, including reasonable legal fees and expenses and any applicable Rating Agency fees. The Loan Documents contain a "due on sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if, without the prior written consent of the holder of the Mortgage, either the related Mortgaged Property, or any direct equity interest in the related Mortgagor, is directly or indirectly pledged, transferred or sold, other than by reason of family and estate planning transfers, transfers of less than a controlling interest in the Mortgagor, issuance of non-controlling new equity interests, transfers that are subject to the holder's approval of transferee and satisfaction of certain conditions specified in the Loan Documents, transfers to an affiliate meeting the requirements of the Mortgage Loan, transfers among existing members, partners or shareholders in the Mortgagor, transfers among affiliated Mortgagors with respect to cross-collateralized Mortgaged Loans or multi-property Mortgage Loans or transfers of a similar nature to the foregoing meeting the requirements of the Mortgage Loan.

            (24) Waivers and Modification. The terms of the related Loan Documents have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any material respect, except pursuant to a written instrument duly submitted for recordation, to the extent required, and specifically included in the related Mortgage Loan File. No alterations, waivers, modifications or assumptions of any kind have been given, made or consented to by or on behalf of the Seller since May 10, 2004. The Seller has not taken any intentional action that would cause the representations and warranties of the related Mortgagor under the Mortgage Loan not to be true and correct in any material respect.

            (25) Inspection. Each related Mortgaged Property was inspected by or on behalf of the related originator within the 12 months prior to the Closing Date.

            (26) Releases of Mortgaged Property. Since origination, no portion of the related Mortgaged Property has been released from the lien of the related Mortgage, in any manner which materially and adversely affects the value, use or operation of the Mortgage Loan or materially interferes with the security intended to be provided by such Mortgage. The terms of the related Mortgage do not provide for release of any material portion of the Mortgaged Property from the lien of the Mortgage except (a) in consideration of payment therefor equal to not less than 125% of the related allocated loan amount of such Mortgaged Property specifically set forth in the related Loan Documents, (b) upon payment in full of such Mortgage Loan, (c) Mortgage Loans which permit defeasance by means of substituting for the Mortgaged Property (or, in the case of a Mortgage Loan secured by multiple Mortgaged Properties, one or more of such Mortgaged Properties) "government securities" within the meaning of Treas. Reg. Section 1.860G-2(a)(8)(i) sufficient to pay the Mortgage Loans in accordance with their terms, (d) Mortgage Loans which permit the related Mortgagor to substitute a replacement property subject to the satisfaction of enumerated conditions that would be acceptable to a reasonably prudent commercial or multifamily, as applicable, lender, but which do not include the consent or approval of the lender to the substitution or the substitute property, or (e) a portion of the Mortgaged Property that was not given any value in connection with either the initial underwriting or appraisal of the Mortgage Loan.

            (27) Defeasance. With respect to any Mortgage Loan that contains a provision for any defeasance of mortgage collateral (a "Defeasance Loan"), the related Mortgage Note, Mortgage or other related Loan Document contained in the Mortgage File, provides that the defeasance option is not exercisable prior to a date that is at least two (2) years following the Closing Date and is otherwise in compliance with applicable statutes, rules and regulations governing REMICs; requires prior written notice to the holder of the Mortgage Loan of the exercise of the defeasance option and payment by Mortgagor of all related fees, costs and expenses as set forth below; requires, or permits the lender to require, the Mortgage Loan (or the portion thereof being defeased) to be assumed by a single-purpose entity; and requires delivery of a legal opinion that the Trustee has a perfected security interest in such collateral prior to any other claim or interest. In addition, each Mortgage loan that is a Defeasance Loan permits defeasance only with substitute collateral constituting "government securities" within the meaning of Treas. Reg. Section 1.860G-2(a)(8)(i) in an amount sufficient to make all scheduled payments under the Mortgage Note (or the portion thereof being defeased) when due, and in the case of ARD Loans, assuming the Anticipated Repayment Date is the Stated Maturity Date. Further, the Mortgage or other related Loan Document contained in the Mortgage File requires that an independent certified public accountant certify that such government securities are sufficient to make all such scheduled payments when due. To Seller's actual knowledge, defeasance under the Mortgage Loan is only for the purpose of facilitating the release of the Mortgaged Property and not as a part of an arrangement to collateralize a REMIC with obligations that are not real estate mortgages. With respect to each Defeasance Loan, the related Mortgage or other related Loan Document provides that the related Mortgagor shall (or permits the mortgagee to require the Mortgagor to) (a) pay all Rating Agency fees associated with defeasance (if Rating Agency approval is a specific condition precedent thereto) and all other reasonable expenses associated with defeasance, including, but not limited to, accountant's fees and opinions of counsel, or (b) provide all opinions reasonably required by the mortgagee under the related Loan Documents, including, if applicable, a REMIC opinion and a perfection opinion and any applicable rating agency letters confirming no downgrade or qualification of ratings on any classes in the transaction. Additionally, for any Mortgage Loan having a Cut-off Date Balance equal to or greater than $20,000,000, the Mortgage Loan or the related documents require (or permit the mortgagee to require) confirmation from the Rating Agency that exercise of the defeasance option will not cause a downgrade or withdrawal of the rating assigned to any securities backed by the Mortgage Loan and require (or permit the mortgagee to require) the Mortgagor to pay any Rating Agency fees and expenses.

            (28) Local Law Compliance; Non-Conforming Uses or Improvements. To the Seller's knowledge as of the date of origination of such Mortgage Loan, and, to the Seller's actual knowledge, as of the Cut-off Date the Mortgaged Property and the improvements located on or forming part of, and the existing use of, each Mortgaged Property securing a Mortgage Loan was or are, as applicable, in material compliance with all applicable zoning laws including parking and ordinances, building codes and land laws applicable to the Mortgaged Property or the use and occupancy thereof or constitute a legal non-conforming use or structure (or, if any such improvement does not so comply and does not constitute a legal non-conforming use or structure, either law and ordinance insurance coverage has been obtained in amounts adequate to avoid loss to the mortgagee, or such non-compliance and failure does not materially and adversely affect the value of the related Mortgaged Property).

            (29) (reserved)

            (30) Single-Purpose Entity. Each Mortgage Loan with an original principal balance over $5,000,000 requires the Mortgagor to be for at least for so long as the Mortgage Loan is outstanding, and to Seller's actual knowledge each Mortgagor is, a Single-Purpose Entity. For this purpose, "Single-Purpose Entity" means a person, other than an individual, whose organizational documents provide, or which entity represented and covenanted in the related Loan Documents, substantially to the effect that such Mortgagor (i) is formed or organized solely for the purpose of owning and operating the related Mortgaged Property or Properties; (ii) does not engage in any business unrelated to such Mortgaged Property or Properties and the financing thereof; (iii) does not and will not have any material assets other than those related to its interest in such Mortgaged Property or Properties or the financing thereof; (iv) does not and will not have any indebtedness other than as permitted by the related Mortgage or other related Loan Documents; (v) maintains its own books, records and accounts, in each case which are separate and apart from the books, records and accounts of any other person; and (vi) holds itself out as being a legal entity, separate and apart from any other person. In addition, with respect to all Mortgage Loans with an original principal balance of $15,000,000 or more, the Mortgagor's organizational documents provide substantially to the effect that the Mortgagor shall: observe all entity level formalities and record keeping; conduct business in its own name; not guarantee or assume the debts or obligations of any other person; not commingle its assets or funds with those of any other person; prepare separate tax returns and financial statements, or if part of a consolidated group, be shown as a separate member of such group; transact business with affiliates on an arm's length basis pursuant to written agreements; hold itself out as being a legal entity, separate and apart from any other person and such organizational documents provide that: any dissolution or winding up or insolvency filing for such entity is prohibited or requires the unanimous consent of an independent director or member or all partners or members, as applicable; such documents may not be amended with respect to the Single-Purpose Entity requirements without the approval of the mortgagee or rating agencies; and the Mortgagor shall have an outside independent director or member. The Mortgage File for each such Mortgage Loan having an original principal balance of $20,000,000 or more contains a counsel's opinion regarding non-consolidation of the Mortgagor in any insolvency proceeding involving its equity owner or group of equity owners having an equity interest greater than 49%. To Seller's actual knowledge, each Mortgagor has fully complied with the requirements of the related Mortgage Loan and Mortgage and the Mortgagor's organizational documents regarding Single-Purpose-Entity status. The organization documents of any Mortgagor on a Mortgage Loan having an original principal balance of $15,000,000 or more which is a single member limited liability company provide that the Mortgagor shall not dissolve or liquidate upon the bankruptcy, dissolution, liquidation or death of the sole member.

            (31) No Advances. No advance of funds has been made after origination, directly or indirectly, by the Seller to the Mortgagor and, to the Seller's knowledge, no funds have been received from any person other than the Mortgagor, for or on account of payments due on the Mortgage Note or the Mortgage.

            (32) Litigation or Other Proceedings. To Seller's knowledge, as of origination there were no, and to the Seller's actual knowledge, as of the Closing Date, there are no, pending actions, suits, litigation, arbitration or other proceedings by or before any court, arbitrator or governmental authority against the Mortgagor (or any related guarantor to the extent the Seller would consider such guarantor material to the underwriting or such Mortgage Loan) under any Mortgage Loan or the related Mortgaged Property that could reasonably be expected to materially and adversely affect the value of the Mortgaged Property as security for such Mortgage Loan, the Mortgagor's ability to pay principal, interest or any other amounts due under such Mortgage Loan or such guarantor's ability to meet its obligations under the related Loan Documents.

            (33) No Usury. The Mortgage Rate (exclusive of any default interest, late charges or prepayment premiums) of such Mortgage Loan (other than an ARD Loan after the Anticipated Repayment Date) is a fixed rate, and complied as of the date of origination with, or was exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury.

            (34) Trustee Under Deed of Trust. If the Mortgage for any Mortgage Loan is a deed of trust, then (a) a trustee, duly qualified under applicable law to serve as such, has either been properly designated and currently so serves or may be substituted in accordance with the Mortgage and applicable law, and (b) no fees or expenses are payable to such trustee by the Seller, the Purchaser or any transferee thereof except in connection with a trustee's sale after default by the related Mortgagor or in connection with any full or partial release of the related Mortgaged Property or related security for such Mortgage Loan and all such fees and expenses are the obligation of the Mortgagor under the Mortgage.

            (35) Other Collateral; Cross-Collateralization. The related Mortgage
      Note is not secured by any collateral that secures a Mortgage Loan that is not in the Trust Fund and each Mortgage Loan that is cross-collateralized is cross-collateralized only with other Mortgage Loans sold pursuant to this Agreement.

            (36) (reserved)

            (37) Escrow Deposits. All escrow deposits and payments required pursuant to the Loan Documents are in the possession, or under the control, of the Seller or its agent and there are no deficiencies in connection therewith, and all such escrows, deposits and payments will be conveyed by the applicable Seller to the Purchaser and identified as such with appropriate detail on the Closing Date.

            (38) Licenses and Permits. The Mortgage Loan requires the related Mortgagor, to the extent required by law, to be qualified to do business, and requires the related Mortgagor and the related Mortgaged Property to be in material compliance with all regulations, licenses, permits, authorizations, restrictive covenants and zoning and building laws, in each case to the extent required by law or to the extent that the failure to be so qualified or in compliance would have a material and adverse effect upon the enforceability of the Mortgage Loan or upon the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby. To the Seller's knowledge, as of the date of origination of each Mortgage Loan based on any of: (i) a letter from governmental authorities, (ii) a legal opinion,
      (iii) an endorsement to the related Title Insurance Policy, (iv) a zoning report from a zoning consultant, or (v) other due diligence that the originator of the Mortgage Loan customarily performs in the origination of comparable mortgage loans, and to the Seller's actual knowledge as of the Closing Date, the related Mortgagor was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated or such material licenses and permits have otherwise been issued.

            (39) Origination, Servicing and Collection Practices. The origination (or acquisition, as the case may be), collection, and the servicing practices used by the Seller and its affiliates or contractors engaged by it with respect to the Mortgage Loan have been in all respects legal and have met customary standards utilized by prudent commercial or multifamily, as applicable, lenders and servicers.

            (40) Borrower Organization. Each Borrower that is an entity is organized under the laws of a state of the United States of America.

            (41) Non-Recourse Exceptions. Each Mortgage Loan is non-recourse, except that the Mortgagor and either: a principal of the Mortgagor or other natural person, with assets other than any interest in the Mortgagor, has agreed to be jointly and severally liable for all liabilities, expenses, losses, damages, expenses or claims suffered or incurred by the holder of the Mortgage Loan by reason of or in connection with: (i) any fraud or material misrepresentation by the Mortgagor, (ii) misapplication or misappropriation of rents, insurance proceeds or condemnation awards or (iii) violation of applicable environmental laws or breaches of environmental covenants. No waiver of liability for such non-recourse exceptions has been granted to the Mortgagor or any such guarantor or principal by the Seller or anyone acting on behalf of the Seller.

            (42) Separate Tax Parcels. Each Mortgaged Property constitutes one or more separate tax lots (or will constitute separate tax lots when the next tax maps are issued), or, in certain instances, an application has been made to the applicable governing authority for creation of separate tax lots that shall be effective for the next tax year (and, with respect to tax parcels for which such application has been made, prior to the creation of such separate tax lots, taxes are being escrowed for the entire existing tax parcel), or is subject to an endorsement under the related Title Insurance Policy insuring for losses arising from any claim that the Mortgaged Property is not one or more separate tax lots.

            (43) Financial Statements. Each Mortgage or related Loan Documents requires the Mortgagor upon request to provide the owner or holder of the Mortgage with quarterly (except for Mortgage Loans with an original principal balance less than $3,000,000) and annual operating statements (or a balance sheet statement of income and expenses and a statement of changes in financial position), and such additional information regarding the Mortgagor and the Mortgaged Property as the owner or holder of the Mortgage may request which annual financial statements for all Mortgage Loans with an original principal balance greater than $20 million shall be audited by an independent certified public accountant upon the request of the holder of the Mortgage Loan.

            (44) Fee/Leasehold Properties. Each Mortgage Loan is secured by the fee interest in the related Mortgaged Property, except that with respect to Mortgage Loans that are secured by the interest of the related Mortgagor as a lessee under a ground lease of a Mortgaged Property (a "Ground Lease") (the term Ground Lease shall mean such ground lease, all written amendments and modifications, and any related estoppels or agreements from the ground lessor and, in the event the Mortgagor's interest is a ground subleasehold, shall also include not only such ground sublease but also the related ground lease), but not by the related fee interest in such Mortgaged Property (the "Fee Interest") and:

                  (a) Such Ground Lease or a memorandum thereof has been duly recorded; such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns, in a manner that would materially adversely affect the security provided by the related Mortgage; and there has been no material change in the terms of such Ground Lease since its recordation, with the exception of written instruments which are a part of the related Mortgage File;

                  (b) Such Ground Lease is not subject to any liens or
            encumbrances superior to, or of equal priority with, the related Mortgage, other than the related Fee Interest and Title Exceptions, and provides that it shall remain prior to any mortgage or other lien upon the related Fee Interest;

                  (c) The Mortgagor's interest in such Ground Lease is
            assignable to the mortgagee and its successors and assigns upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained prior to the Closing
            Date) and, in the event that it is so assigned, is further assignable by the mortgagee and its successors and assigns upon notice to, but without the need to obtain the consent of, such lessor;

                  (d) Such Ground Lease is in full force and effect, and the
            Seller has not received as of the Closing Date notice (nor is the Seller otherwise aware) that any default has occurred under such Ground Lease;

                  (e) Seller or its agent has provided the lessor under the
            Ground Lease with notice of its lien, and such Ground Lease requires the lessor to give notice of any default by the lessee to the mortgagee, and such Ground Lease, or an estoppel letter received by the mortgagee from the lessor, further provides that no notice of termination given under such Ground Lease is effective against such mortgagee unless a copy has been delivered to such mortgagee in the manner described in such Ground Lease;

                  (f) The mortgagee under such Mortgage Loan is permitted a
            reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of written notice of any such default, before the lessor thereunder may terminate such Ground Lease, and all of the rights of the mortgagor under such Ground Lease and the related Mortgage (insofar as it relates to the Ground Lease) may be exercised by or on behalf of the mortgagee;

                  (g) Such Ground Lease has a current term (including one or more optional renewal terms, which, under all circumstances, may be exercised, and will be enforceable, by the Seller and its successors and assigns) which extends not less than the greater of 10 years beyond the amortization term and 20 years beyond the Stated Maturity Date for the related Mortgage Loan (or, with respect to any Mortgage Loan with an Anticipated Repayment Date, 10 years beyond the amortization term);

                  (h) Such Ground Lease requires the lessor to enter into a new lease with the mortgagee under such Mortgage Loan upon termination of such Ground Lease for any reason, including rejection of such Ground Lease in a bankruptcy proceeding;

                  (i) Under the terms of such Ground Lease and the related Loan
            Documents, taken together, any related insurance proceeds or condemnation award that is awarded with respect to the leasehold interest will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee under such Mortgage Loan or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (ii) to the payment of the outstanding principal balance of such Mortgage Loan together with any accrued interest thereon;

                  (j) Such Ground Lease does not impose any restrictions on
            subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender; and such Ground Lease contains a covenant that the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of any lessee in the relevant portion of the Mortgaged Property subject to such Ground Lease for any reason, or in any manner, which would materially adversely affect the security provided by the related Mortgage;

                  (k) Such Ground Lease may not be amended or modified without the prior consent of the mortgagee under such Mortgage Loan and that any such action without such consent is not binding on such mortgagee, its successors or assigns;

                  (l) The terms of such Ground Lease have not been waived,
            modified, satisfied, impaired, canceled, subordinated or rescinded in any manner which materially interferes with the security intended to be provided by the related Mortgage.

            (45) Fee Simple Interest. Except with respect to the Mortgage Loans secured by Ground Leases, each of the Mortgagors (or its affiliates) has title in the fee simple interest in each related Mortgaged Property.

            (46) ARD Loans. Each ARD Loan requires scheduled monthly payments of principal; if any ARD Loan is not paid in full by its Anticipated Repayment Date, and assuming that it is not otherwise in default, the rate at which such Mortgage Loan accrues interest will increase to the sum of the original Mortgage Rate and a specified margin not less than 2 percent (2%); the Anticipated Repayment Date of any such Mortgage Loan is not less than 7 years from the date of origination; and after the Anticipated Repayment Date, the Loan Documents provide that excess cash flow after payment of expenses, including scheduled interest and capital expenditures approved by the lender, will be used to repay principal.

            (47) Authorization in Jurisdiction. To the extent required under applicable law as of the date of origination, and necessary for the enforceability or collectability of the Mortgage Loan, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located at all times when it originated and held the Mortgage Loan.

            (48) No Negative Amortization; No Capital Contribution; No Financing for Incomplete Improvements. No Mortgage Loan, other than an ARD Loan (and then only after the Anticipated Repayment Date for such ARD Loan), provides for the negative amortization of interest. Neither the Seller nor any affiliate thereof has any obligation to make any capital contributions to the Mortgagor under the Mortgage Loan. The Mortgage Loan was not originated for the purpose of financing the construction of incomplete improvements on the related Mortgaged Property other than tenant improvements.

            (49) No Fraud. Neither the Seller, the originator, nor any employee or agent of the Seller or the originator has participated in any fraud or intentional material misrepresentation with respect to the Mortgagor, the Mortgaged Property or any guarantor. To Seller's actual knowledge, no Mortgagor or guarantor is guilty of defrauding or making an intentional material misrepresentation to the Seller with respect to the origination of the Mortgage Loan, the Mortgagor or the Mortgaged Property.

            (50) Grace Periods. The related Mortgage or Mortgage Note provides a grace period for delinquent Monthly Payments no longer than 10 days from the applicable Due Date other than as disclosed in the Mortgage Loan Schedule.

            (51) Appraisals. The Mortgage File contains an appraisal of the related Mortgaged Property, which appraisal is signed by an appraiser, who, to the Seller's knowledge, had no interest, direct or indirect, in the Mortgaged Property or the Mortgagor or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan; the appraisal or a supplemental letter from the appraiser states that the appraisal satisfies the appraisal guidelines set forth in Title XI of the Financial Institutions Reform, Recovery and Enforcement Act of 1989 (as amended), all as in effect on the date the Mortgage Loan was originated.

            (52) Mortgagor Concentration. Except as disclosed in the Prospectus Supplement, (a) no Mortgagor is the Mortgagor with respect to more than one Mortgage Loan and (b) to the Seller's knowledge, no group of Mortgage Loans with affiliated mortgagors have an aggregate principal balance equaling more than $66,359,166.60.

            (53) Environmental Insurance Policies. If the Mortgaged Property securing any Mortgage Loan is covered by a secured creditor environmental insurance policy, then:

                  (a) the Seller:

                        (i) has disclosed, or is aware that there has been
                  disclosed, in the application for such policy or otherwise to the insurer under such policy the "pollution conditions" (as defined in such policy) identified in any environmental reports related to such Mortgaged Property which are in the Seller's possession or are otherwise known to the Seller; and

                        (ii) has delivered or caused to be delivered to the
                  insurer under such policy copies of all environmental reports in the Seller's possession related to such Mortgaged Property,

                        in each case with respect to (i) and (ii) to the extent
                  required by such policy or to the extent the failure to make any such disclosure or deliver any such report would materially and adversely affect the Purchaser's ability to recover under such policy;

                  (b) all premiums for such insurance have been paid;

                  (c) has a term not less than 5 years beyond the term of the
            Mortgage Loan (or 5 years beyond the Anticipated Repayment Date with respect to an ARD Loan) and is not cancelable during such term; and

                  (d) such insurance is in full force and effect.

                  If the Mortgage Loan is listed on Schedule IIA(53) and the environmental insurance for such Mortgage Loan is not a secured creditor policy but was required to be obtained by the Mortgagor, then the holder of the Mortgage Loan is entitled to be an additional insured under such policy, all premiums have been paid, such insurance is in full force and effect, such policy may not be cancelled or amended without the consent of the Seller or its successors and assigns and, to the Seller's knowledge, the Mortgagor has made the disclosures and complied with the requirements of clauses (a) and (b) of this Paragraph (53).

            (54) Access. The Mortgaged Property is located on or adjacent to a public road, or has access to an irrevocable easement permitting ingress and egress.

                                  SCHEDULE IIA
                                  ------------

                  EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES
                  --------------------------------------------
                   WITH RESPECT TO THE BRIDGER MORTGAGE LOANS
                   ------------------------------------------


Schedule IIA (8) Mortgage Status; Legal, Valid and Binding Obligations
----------------------------------------------------------------------

      With respect to each Bridger Mortgage Loan, because the Assignment of Leases is a part of the Mortgage, there is no separate assignment of Assignment of Leases document.

Schedule IIA (14) Insurance
---------------------------

      With respect to each Bridger Mortgage Loan, the related Mortgage requires the Mortgagor to maintain such insurance as the Mortgagee may require, and thus permits the Mortgagee to require the maintenance of the insurance described in this section.

      With respect to the Walgreens-Chalmette Mortgage Loan, the tenant (Walgreen Louisiana Co., Inc.) self-insures against damage to, and maintains general liability insurance covering, the related Mortgaged Property.

      With respect to the U.S. Bank Building-Bedford Mortgage Loan, the tenant (U.S. Bank National Association) self-insures the related Mortgaged Property.

      The casualty insurance policy with respect to the Southeast MHC Mortgage Loan (i) excludes acts of terrorism and related damage claims (and the related Mortgaged Property is not otherwise insured against damage or business interruption resulting from acts of terrorism), and (ii) does not provide coverage for business interruption or rent loss for at least 12 months.

Schedule IIA (17)  Additional Collateral
----------------------------------------

      The Loan Documents with respect to The Pines Corporate Center Mortgage Loan permit the Mortgagor, after the first anniversary of the securitization of this Mortgage Loan, to incur debt secured on a subordinate basis by the related Mortgaged Property with the Mortgagee's consent and provided that certain financial criteria and other requirements are satisfied.

      The Loan Documents with respect to the Summit Medical Plaza Mortgage Loan permit the Mortgagor, after May 1, 2007, to incur debt secured on a subordinate basis by the related Mortgaged Property with the Mortgagee's consent and provided that certain financial criteria and other requirements are satisfied.

      The Loan Documents with respect to the Orchards at Collierville Mortgage Loan permit the Mortgagor, 24 months after the Mortgage Loan's closing, to incur debt secured on a subordinate basis by the related Mortgaged Property with the Mortgagee's consent and provided that certain financial criteria and other requirements are satisfied.

      The Loan Documents with respect to Greentree Apartments Mortgage Loan provide that the Mortgagee's consent to the Mortgagee's request to incur additional debt secured on a subordinate basis by the related Mortgaged Property (which may not be incurred prior to the first anniversary of the securitization of this Mortgage Loan) may not be unreasonably withheld provided that certain financial criteria and other requirements are satisfied.

Schedule  IIA (22) Whole Loan;  Interest  Only;  No Equity  Participation  or
-----------------------------------------------------------------------------
Contingent Interest
-------------------

      The Walgreens-Chalmette Mortgage Loan provides for interest-only payments without principal amortization for its entire term.

Schedule IIA (23) Transfers and Subordinate Debt
------------------------------------------------

      The Loan Documents with respect to The Pines Corporate Center Mortgage Loan permit the Mortgagor, after the first anniversary of the securitization of this Mortgage Loan, to incur debt secured on a subordinate basis by the related Mortgaged Property with the Mortgagee's consent and provided that certain financial criteria and other requirements are satisfied.

      The Loan Documents with respect to the Summit Medical Plaza Mortgage Loan permit the Mortgagor, after May 1, 2007, to incur debt secured on a subordinate basis by the related Mortgaged Property with the Mortgagee's consent and provided that certain financial criteria and other requirements are satisfied.

      The Loan Documents with respect to the Orchards at Collierville Mortgage Loan permit the Mortgagor, 24 months after the Mortgage Loan's closing, to incur debt secured on a subordinate basis by the related Mortgaged Property with the Mortgagee's consent and provided that certain financial criteria and other requirements are satisfied.

      The Loan Documents with respect to Greentree Apartments Mortgage Loan state that the Mortgagee's consent to the Mortgagee's request to incur additional debt secured on a subordinate basis by the related Mortgaged Property (which may not be incurred prior to the first anniversary of the securitization of this Mortgage Loan) may not be unreasonably withheld provided that certain financial criteria and other requirements are satisfied.

      The Loan Documents with respect to the Capitol Self Storage Mortgage Loan permit the Mortgagor to finance one or more portable storage units ("PODS") placed on the Mortgaged Property, which financing may be secured by a lien on the PODS only and not, without the consent of the Mortgagee, on the Mortgaged Property.

      The related Mortgage Properties with respect to the Pavilion Heights Apartments and the Landmark Apartments Mortgage Loans secure additional subordinate debt in the amount of $100,000 and $160,024, respectively.

Schedule IIA (24)  Waivers and Modification
-------------------------------------------

      The Goodyear  Financial  Center  Mortgage  Loan was assumed on June 10,
      2004.

      The Landmark Apartments Mortgage Loan was assumed on June 30, 2004, and certain modifications were made to the Mortgage Loan Documents in order to, among other things, delete recourse provisions requiring the Mortgagor and guarantors to be personally liable for the difference between the actual cash flow of the Mortgaged Property and the monthly debt service during periods that local colleges and universities are not in regular academic session.

      With respect to the Pavilion Heights Apartments Mortgage Loan, the original Mortgage Note dated March 15, 2004 was amended and restated pursuant to that certain Amended and Restated Promissory Note Secured by Mortgage dated May 17, 2004.

      With respect to the Walgreens-Chalmette Mortgage Loan, the original Mortgage Note dated May 12, 2004 was amended by a certain letter agreement dated May 12, 2004.

      With respect to the Orchards at Collierville Mortgage Loan, the original Mortgage Note dated June 1, 2004 was amended by a certain letter agreement dated June 21, 2004, and the original Mortgage dated June 1, 2004 was amended to correct the maturity date and re-recorded.

Schedule IIA (30)  Single-Purpose Entity
----------------------------------------

      With respect to the Pines Corporate Center Mortgage Loan ($18.0MM), the Mortgagor does not have an outside independent director or member.

Schedule IIA (32)  Litigation and Other Proceedings
---------------------------------------------------

      One of the guarantors with respect to the Southeast MHC Mortgage Loan was named in a class action lawsuit filed by individual manufactured home owners. The Seller has been advised that the lawsuit is expected to settle with minimal effects on the guarantor.

Schedule IIA (35)  Other Collateral; Cross-Collateralization
------------------------------------------------------------

      The related Mortgage Properties with respect to the Pavilion Heights Apartments and the Landmark Apartments Mortgage Loans secure additional subordinate debt in the amount of $100,000 and $160,024, respectively.

Schedule IIA (37) Escrow Deposits
---------------------------------

      It is anticipated that the primary servicers of the Bridger Mortgage Loans will retain possession of the escrows, deposits and payments on behalf of the Depositor, rather than conveying possession thereof to the Depositor on the Closing Date.

Schedule IIA (38) Licenses and Permits
--------------------------------------

      With respect to the Bridger Mortgage Loans, the related Mortgages include a representation that the Mortgagor is qualified to do business in all jurisdictions in which such qualification is required, but do not include a covenant that such qualification shall be maintained, but do include a covenant that the Mortgagor will maintain all permits and licenses required by applicable law for the Mortgagor to conduct the business in which it is engaged.

      With respect to the U.S. Bank Building-Bedford Mortgage Loan, a final certificate of occupancy has not been issued and is subject to the completion of certain repairs. An escrow was established to cover 150% of the costs of the repairs, and the Mortgagor is required to deliver the final certificate of occupancy within 120 days of the closing of the Mortgage Loan.

Schedule IIA (41) Non-Recourse Exceptions
-----------------------------------------

      Each of the Bridger Mortgage Loans (except the Centennial Plaza, Paseo Plaza, Calvine Corners Shopping Center, Layton Market Square and Orchards at Collierville Mortgage Loans) have a carve-out for "fraud or intentional misrepresentation" rather than "fraud or material misrepresentation."

      Each of the Centennial Plaza, Paseo Plaza, Calvine Corners Shopping Center, Layton Market Square and Orchards at Collierville Mortgage Loans have a carve-out for "fraud or misrepresentation" rather than "fraud or material misrepresentation."

      With respect to the Advocate Health Building, Oakley Town Center, Mission Trace Apartments, Southeast MHC Mortgage Loans, an environmental insurance policy was obtained in lieu of obtaining any recourse liability against or a guaranty from a principal of the Mortgagor or other natural person for violations of environmental laws or breaches of environmental covenants.

      With respect to the Mission Trace Apartments and Advocate Health Building Mortgage Loans, a corporation is the guarantor rather than a principal of the Mortgagor or other natural person.

      With respect to the Southeast MHC Mortgage Loan, the related Mortgaged Property is located in Maryland and is owned by a corporate guarantor of the Mortgage Loan and the related Mortgage constitutes an indemnity deed of trust that secures the obligations under the related Limited Guaranty. The related Limited Guaranty is therefore non-recourse with respect to this corporate guarantor subject to standard non-recourse carve-outs. In addition, two individuals executed a separate Limited Guaranty with respect to the Mortgage Loan, which is a guaranty of collection and not of payment of the Mortgage Loan.

Schedule IIA (43) Financial Statements
--------------------------------------

      With respect to the following Bridger Mortgage Loans, the related Loan Documents require the delivery of at least quarterly operating statements as well as an annual balance sheet of the related Mortgagor (but such Loan Documents do not specifically require (i) the delivery of an annual operating statement or (ii) that the annual balance sheet include a statement of changes in financial position):

                  Orchards at Collierville;
                  Thunderbird MHC;
                  U.S. Bank Building-Bedford;
                  Capitol Self Storage;
                  Summit Medical Plaza;
                  Stadium Storage;
                  Landmark Apartments;
                  Mission Trace Apartments;
                  Advocate Health Building;
                  Cordova  Court;
                  Pavilion Heights Apartments;
                  Greentree Apartments; and
                  Walgreens-Chalmette.

Schedule IIA (45)  Fee Simple Interest
--------------------------------------

      With respect to one of the six parcels constituting the Mortgaged Property that secures the Walgreens-Chalmette Mortgage Loan, the Mortgagor holds title in the fee interest subject to the terms of an Act of Cash Sale and Interim Lease.

Schedule IIA (53) Environmental Insurance Policies
--------------------------------------------------

      The following Bridger Mortgage Loans have environmental insurance:

            Advocate Health Building;
            Oakley Town Center;
            Landmark Apartments;
            Mission Trace Apartments; and
            Southeast MHC.

      The following Mortgage Loans are the Bridger Mortgage Loans:

            The Pines Corporate Center
            6500 Linderson
            Centennial Plaza
            Orchards at Collierville
            Paseo Plaza
            Thunderbird MHC
            Goodyear Financial Center
            U.S. Bank Building-Bedford
            Bowling Green Apartments
            Oakley Town Center
            Capitol Self Storage
            Summit Medical Plaza
            Stadium Storage
            Wynn Office & Warehouse
            Landmark Apartments
            Mission Trace Apartments
            Advocate Health Building
            Calvine Corners Shopping Center
            Cordova Court
            Walgreens-Chalmette
            Layton Market Center
            North Meridian Retail Center
            Pavilion Heights Apartments
            Lakepoint Office Center
            Greentree Apartments
            Southeast MHC

          EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES WITH RESPECT TO
          ------------------------------------------------------------
                       THE BANK OF AMERICA MORTGAGE LOANS
                       ----------------------------------

                                REPRESENTATION 9

                                  Mortgage Lien

U Haul Portfolio (57367)                  Several of the Pro Forma Title
                                          Policies identify certain
                                          encroachments, however each such
                                          policy insures Lender against monetary
                                          loss by reason of the enforced removal
                                          of such encroachments.

                                          The United States Government has
                                          certain rights with respect to the
                                          Mortgaged Property located at 103530
                                          Overseas Hwy., Key Largo, Florida
                                          since all or a portion of such
                                          Mortgaged Property was artificially
                                          filled in land in what was formerly
                                          navigable waters.

369 Lexington Avenue (57999)              The Pro Forma Title Policy identifies
                                          certain encroachments, however such
                                          policy insures Lender against monetary
                                          loss by reason of the enforced removal
                                          of such encroachments.

                                REPRESENTATION 12

            Condition of Property; No Condemnation; No Encroachments

Sun Communities - Arbor Terrace (58225)   There is a pending condemnation action
                                          against a de minimus portion of the
                                          Mortgage Property.

                                REPRESENTATION 13

                                 Title Insurance

U Haul Portfolio (57367)      The United States Government has certain rights
                              with respect to the Mortgaged Property located at 103530 Overseas Hwy., Key Largo, Florida since all or a portion of such Mortgaged Property was artificially filled in land in what was formerly navigable waters.

                                REPRESENTATION 14

                                    Insurance

SUN Communities - Arbor Terrace (58225)   The Borrower is only required to
SUN Communities Portfolio 8 (58226)       maintain flood insurance if the
SUN Communities Portfolio 9 (58227)       improvements at the related Mortgaged
SUN Communities - Scio Farms (58229)      Property consisting of a club house or
                                          community center lie in a flood zone.
                                          Terrorism insurance is limited to the
                                          lesser of (a) $5,000,000.00 or (b) the
                                          amount of coverage the Borrower could
                                          obtain by paying 200% of the insurance
                                          premiums allocable to terrorism
                                          insurance as of the Closing Date.

Pine Meadow MHP (57716)                   The Loan Agreement does not require
BellSouth Mobility - Baton Rouge, LA      terrorism insurance and the Borrower
(58037)                                   does not maintain terrorism insurance.

MHC Portfolio - Greenwood Village         The Loan Agreement does not require
(57650)                                   terrorism insurance. However, upon an
MHC Portfolio - Countryside RV Resort     act of terror, Borrower Principal must
(57639)                                   deposit an amount equal to three (3)
MHC Portfolio - Rancho Mesa (57656)       scheduled monthly payments into a
MHC Portfolio - McNicol Place (57658)     terrorism reserve account.
MHC Portfolio - Oak Bend (57665)
MHC Portfolio - Southern Palms RV Resort
(57667)

TNT Logistics Warehouse - Moody, AL       The Loan Agreement provides that the
(57388)                                   Operating Lease shall govern the
                                          restoration of the Mortgaged Property
                                          and the disbursement of proceeds,
                                          provided that the Seller is the named
                                          Depository. The Operating Lease
                                          provides that if the aggregate
                                          proceeds are equal to $100,000 or
                                          less, the proceeds shall be disbursed
                                          to the tenant for the purpose of
                                          restoration. If the casualty results
                                          in aggregate proceeds equaling in
                                          excess of $100,000, then such proceeds
                                          shall be deposited with a Depository.

St. Clair Estates (57989)                 The Policies are to be issued by
                                          insurance companies having a claims
                                          paying ability rating of "A-:IX" (or
                                          the equivalent) by A.M. Best and "BBB"
                                          (or equivalent) or better by S&P.

Kellam - Foxwood Village MHC (57803)      The Policies are to be issued by
                                          insurance companies having a claims
                                          paying ability rating of "A:VIII" (or
                                          the equivalent) by A.M. Best and "BBB"
                                          (or equivalent) or better by S&P.

                                REPRESENTATION 22

    Whole Loan; Interest Only; No Equity Participation or Contingent Interest

Promenade at Red Cliff (57968)            Each of the loans is interest only for
89-95 Park Drive Apartments (58106)       its entire term.

Mountain View Marketplace (57983)         The Loan is interest only for the
                                          first year.

Camp Lowell (58014)                       Each of the loans is interest only for
Continental Communities -Hickory Hills    the first two (2) years.
MHC (57598)
Continental Communities -Timber Valley
MHC (57603)
17 State Street (57984)
St. Clair Estates Manufactured Home
Community (57989)
Williamstown Apartments (58016)
CLK - Ashford Place Apartments (55800)
GrandMarc at Seven Corners (58103)
Silver Tree Apartments (58095)

SUN Communities - Arbor Terrace (58225)   Each of the loans is interest only for
SUN Communities Portfolio 8 (58226)       the first thirty (30) months.
SUN Communities Portfolio 9 (58227)
SUN Communities - Scio Farms (58229)
Storage Connection (58045)

Extra Space Storage - East One            Each of the loans is interest only for
Portfolio (58029)                         the first three (3) years.
Extra Space Storage - ESP5 Portfolio
(58027)
MHC Portfolio - Rancho Mesa (57656)
MHC Portfolio - Oak Bend (57665)
MHC Portfolio - McNicol Place (57658)

                                REPRESENTATION 23

                         Transfers and Subordinate Debt

Kirby Richmond Shopping Center (57685)    There is a $700,000 mezzanine loan for
                                          which Bank of America, N.A. and
                                          mezzanine lender have entered into an
                                          Intercreditor Agreement.

Las Colinas Medical Center I (57821)      The Loan Documents allow the direct or
Columbia Medical Center - Plano (57823)   indirect owners of Borrower to obtain
West Houston Medical Center (57829)       mezzanine debt in the future.
Women's Pavilion (57893)
Continental Communities -Hickory Hills
MHC (57598)
Continental Communities -Timber Valley
MHC (57603)
St. Clair Estates (57989)
Fairway Ridge Apartments (57330)
Kellam - Foxwood Village MHC (57803)
University Office Plaza I and II
(57815)
Cameron Park Apartments (57943)
Foothill Park Plaza (57952)

CLK - Ashford Place Apartments (55800)    Coolidge-Fifty Three LLC and Kings
                                          Mountain IV, L.P. (collectively
                                          "Mezzanine Borrower") have incurred
                                          mezzanine debt with respect to certain
                                          letters of credit issued by New Plan
                                          Excel Realty Trust, Inc. ("Mezzanine
                                          Lender") in the amount of
                                          $31,306,511.00 (the "Mezzanine
                                          Financing") to the benefit of Lender
                                          as additional security for the Loan
                                          and other loans made to entities
                                          directly or indirectly owned by
                                          Mezzanine Borrower. Lender, Mezzanine
                                          Lender, Borrower and Mezzanine
                                          Borrower each have entered into an
                                          Intercreditor Agreement.

                                          The allocated letter of credit amount
                                          for the Loan, as of the closing date
                                          of the loan, was $1,200,000.00, which
                                          may be, or may have been, reduced
                                          Mortgagor meets certain financial
                                          conditions as provided in the Loan
                                          Agreement. Upon an Event of Default,
                                          Seller may draw on the letter of
                                          credit up to the then current
                                          allocated letter of credit amount.

                                          Upon the satisfaction of certain
                                          conditions set forth in the loan
                                          documents, Mezzanine Lender shall have
                                          the right to transfer the Mezzanine
                                          Financing to a Permitted Institutional
                                          Transferee, as defined in the
                                          Intercreditor Agreement.

                                          The Loan Documents allow the direct or
                                          indirect owners of Borrower to obtain
                                          mezzanine debt in the future.

                                REPRESENTATION 23

                         Releases of Mortgaged Property

U Haul Portfolio (57367)                  The Loan Agreement permits a
                                          substitution of properties provided
                                          certain conditions are satisfied.

                                REPRESENTATION 26

                         Releases of Mortgaged Property

SUN Communities - Scio Farms (58229)      In connection with a defeasance, the
                                          Borrower is only required to provide
                                          defeasance collateral which makes
                                          scheduled payments (i) of principal
                                          through the Maturity Date and (ii) of
                                          interest through the date which is six
                                          (6) months prior to the Maturity Date.

SUN Communities - Arbor Terrace (58225)   In connection with a defeasance, the
                                          Borrower is only required to provide
                                          defeasance collateral which makes
                                          scheduled payments (i) of principal
                                          through the Maturity Date and (ii) of
                                          interest through the date which is six
                                          (6) months prior to the Maturity Date.

                                          In addition, the Borrower is permitted
                                          to release the Mortgaged Property from
                                          the cross collateralization and cross
                                          default provisions of the Mortgage in
                                          connection with an assumption of
                                          Mortgage Loan upon satisfaction of
                                          terms more fully set forth in the
                                          related Loan Documents.

SUN Communities Portfolio 8 (58226)       The Borrower is permitted to partially
SUN Communities Portfolio 9 (58227)       defease the Mortgage Loan and release
                                          an individual property from the lien
                                          of the Mortgage by defeasing the
                                          Mortgage Loan with respect to such
                                          Mortgaged Property in an amount equal
                                          to the greater of (a) 110% of the
                                          allocable loan amount with respect to
                                          such Mortgaged Property, or (b) the
                                          amount which, if applied to the
                                          outstanding principal amount of the
                                          Mortgage Loan, would cause the
                                          remaining properties to have a debt
                                          service coverage ratio of not less
                                          than 1.275 to 1.00.

                                          In connection with a defeasance, the
                                          Borrower is only required to provide
                                          defeasance collateral which makes
                                          scheduled payments (i) of principal
                                          through the Maturity Date and (ii) of
                                          interest through the date which is six
                                          (6) months prior to the Maturity Date.

                                          In addition, the Borrower is permitted
                                          to release an individual Mortgaged
                                          Property from the cross
                                          collateralization and cross default
                                          provisions of the Mortgage in
                                          connection with a partial assumption
                                          of Mortgage Loan upon satisfaction of
                                          terms more fully set forth in the
                                          related Loan Documents.

                                REPRESENTATION 27

                                   Defeasance

SUN Communities - Scio Farms (58229)      In connection with a defeasance, the
                                          Borrower is only required to provide
                                          defeasance collateral which makes
                                          scheduled payments (i) of principal
                                          through the Maturity Date and (ii) of
                                          interest through the date which is six
                                          (6) months prior to the Maturity Date.

SUN Communities - Arbor Terrace (58225)   In connection with a defeasance, the
                                          Borrower is only required to provide
                                          defeasance collateral which makes
                                          scheduled payments (i) of principal
                                          through the Maturity Date and (ii) of
                                          interest through the date which is six
                                          (6) months prior to the Maturity Date.

                                          In addition, the Borrower is permitted
                                          to release the Mortgaged Property from
                                          the cross collateralization and cross
                                          default provisions of the Mortgage in
                                          connection with an assumption of
                                          Mortgage Loan upon satisfaction of
                                          terms more fully set forth in the
                                          related Loan Documents.

SUN Communities Portfolio 8 (58226)       The Borrower is permitted to partially
SUN Communities Portfolio 9 (58227)       defease the Mortgage Loan and release
                                          an individual property from the lien
                                          of the Mortgage by defeasing the
                                          Mortgage Loan with respect to such
                                          Mortgaged Property in an amount equal
                                          to the greater of (a) 110% of the
                                          allocable loan amount with respect to
                                          such Mortgaged Property, or (b) the
                                          amount which, if applied to the
                                          outstanding principal amount of the
                                          Mortgage Loan, would cause the
                                          remaining properties to have a debt
                                          service coverage ratio of not less
                                          than 1.275 to 1.00.

                                          In connection with a defeasance, the
                                          Borrower is only required to provide
                                          defeasance collateral which makes
                                          scheduled payments (i) of principal
                                          through the Maturity Date and (ii) of
                                          interest through the date which is six
                                          (6) months prior to the Maturity Date.

                                          In addition, the Borrower is permitted
                                          to release an individual Mortgaged
                                          Property from the cross
                                          collateralization and cross default
                                          provisions of the Mortgage in
                                          connection with a partial assumption
                                          of Mortgage Loan upon satisfaction of
                                          terms more fully set forth in the
                                          related Loan Documents.

                                REPRESENTATION 28

            Local Law Compliance; Non-Conforming Uses or Improvements

17 State Street (57984)                   Borrower was required to engage a
                                          zoning expediter with respect to
                                          certain municipal violations and cause
                                          the discharge of such violations
                                          within six (6) months of the closing
                                          of the Loan. The Mortgage Loan closed
                                          on March 5, 2004.

                                REPRESENTATION 30

                              Single-Purpose Entity

Golf Villas at Oro Valley (58006)         The related Mortgagor was not required
                                          to deliver a counsel's opinion
                                          regarding non-consolidation of the
                                          Mortgagor.

                                REPRESENTATION 41

                             Non-Recourse Exceptions

MHC Portfolio - Greenwood Village         The environmental indemnity
(57650)                                   obligations shall be released
MHC Portfolio - Countryside RV Resort     following the third anniversary of the
(57639)                                   payment in full of the debt, provided
MHC Portfolio - Greenwood Village         that Mortgagor satisfies certain
(57650)                                   conditions, including the delivery of
MHC Portfolio - Rancho Mesa (57656)       an acceptable Phase I report.
MHC Portfolio - McNicol Place (57658)
MHC Portfolio - Oak Bend (57665)          The Borrower Principal is an entity
MHC Portfolio - Southern Palms RV         for these Loans.
Resort (57667)

Centennial Medical Center Building        There is no Borrower Principal for
B 34222C No. (57887)                      these Loans.
Las Colinas Medical Center (57821)
Columbia Medical Center Plano (57823)
West Houston Medical Center (57829)
Centennial Medical Center Parkview
Medical Office Building 34222D (57834)
Centennial Medical Center Physician's
Park (57835)
Grandview Medical Office Building
(57884)
Women's Pavilion - 3420 Fort Worth
39301A (57893)
Shurgard - Rancho San Diego (57912)

Shoppes at Broad Street (57986)           The Borrower Principal is an entity.
GrandMarc at Seven Corners (58103)
Sterling Pointe Shopping Center (58092)
Boston Commons Plaza (57927)
U Haul Portfolio (57367)
Nextel Office Building - Temple, TX
(55598)
TNT Logistics Warehouse (57388)
Lexington Apartments No. (57978)
Continental Communities -Hickory Hills
MHC (57598)
Continental Communities -Timber Valley
MHC (57603)
Mountain View Marketplace (57983)
Camp Lowell Bashas Center (58014)
Calpine Center (57990)
Milford Plaza (57582)
Kellam - Foxwood Village Manufactured
Home Community (57803)
Ashworth Distribution Facility (58036)
West Houston Medical Center (57829)
Promenade at Red Cliff (57968)
T-Mobile Redmond (57969)
Nextel Office Building - Temple, TX
(55598)
4120 International Business Park VIII
(57686)
BellSouth Mobility - Baton Rouge, LA
(58037)
Las Colinas Medical Center I (57821)

                                REPRESENTATION 43

                              Financial Statements

SUN Communities - Arbor Terrace (58225)   The annual financial statements of Sun
SUN Communities Portfolio 8 (58226)       Communities, Inc. are the only
SUN Communities Portfolio 9 (58227)       financial statements which are
SUN Communities - Scio Farms (58229)      required to be audited.

St. Clair Estates (57989)                 Audited statements are only required
                                          if a monetary event of default has
                                          occurred and is continuing. The Loan
                                          amount is $27,700,000.

                                REPRESENTATION 44

                            Fee/Leasehold Properties

Doubletree Surfcomber Hotel (57468)       The Ground Lease does not provide that
                                          it cannot be modified without
                                          mortgagee's consent.

                                          The Ground Lease does not provide that
                                          the mortgagee will control
                                          disbursement of insurance proceeds in
                                          the event of a casualty and casualty
                                          proceeds shall only be used for
                                          restoration.

                                          Mortgagor's interest in the Mortgaged
                                          Property is (i) a fee interest in two
                                          parcels of the Mortgaged Property
                                          (which parcels provide most of the
                                          cash flow for the Mortgaged Property),
                                          (ii) a subleasehold interest in the
                                          same parcels of the Mortgaged Property
                                          in which the Borrower has a fee
                                          interest in and (iii) a leasehold
                                          interest in the remainder of the
                                          Mortgaged Property.

                                          The Ground Lease does not require the
                                          ground lessor to enter into a new
                                          lease with the mortgagee upon a
                                          rejection in bankruptcy. One of the
                                          two tenant in common ground lessors
                                          agreed to same in an estoppel.

                                          Only one of the ground lessors agreed
                                          to give the mortgagee notice and the
                                          opportunity to cure a default in an
                                          estoppel. The Ground Lease does not so
                                          provide.

Extra Space Storage - East One            (g) The Ground Lease expires in 2021,
Portfolio (58029)                         with a 10-year extension option. The
                                          Loan matures in 2011.

                                          (j) The Ground Lease permits Mortgagor
                                          to sublet or assign in its ordinary
                                          course of business, but the Ground
                                          Lease is silent with respect to quiet
                                          enjoyment of such sub-tenants.

                                REPRESENTATION 52

                             Mortgagor Concentration

SUN Communities - Arbor Terrace (58225)   These related Mortgage Loans have an
SUN Communities Portfolio 8 (58226)       aggregate original principal balance
SUN Communities Portfolio 9 (58227)       of $106,236,422.
SUN Communities - Scio Farms (58229)